                             [LOGO OF NORTHSTAR]

                                   NORTHSTAR
                                     TRUST

                      Semi-Annual Report to Shareholders

                                April 30, 1999


                                   [GRAPHIC]

[PHOTO]

MARK L. LIPSON


NORTHSTAR TRUST
SEMI-ANNUAL REPORT
APRIL 30, 1999

                                                            [LOGO OF NORTHSTAR]

Dear Shareholders:

We are pleased to provide you with the semi-annual report of the Northstar Trust for the six months ended April 30, 1999. We are gratified with your de-cision to entrust your assets to the Northstar Funds and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with consistent, long term, attractive returns achieved through fundamen-tal research, analysis, and traditional investment disciplines. Following this letter is a summary of the results of each Fund's portfolio by its respective portfolio manager. We hope you will find it informative.

The past six months could be described as "the best of all worlds" for the U.S. financial markets--our GDP growth continued to be strong, even as 60% of the world struggled with recessionary conditions. While in more traditional economic cycles, such strong growth might be accompanied by inflation, the combination of slower economic growth in the rest of the world and strong im-provements in our productivity alleviated inflation concerns. Indeed, for much of the past six months, we have had strong economic growth with little to no inflation. This phenomenon caused interest rates in the U.S. to continue to fall through the early spring. The combination of strong economic growth, low interest rates, and good earnings growth from many sectors in the U.S. caused the markets to rebound; the most significant rebound occurred in the technol-ogy sector, which had been hit the hardest in the correction in the fall of 1998. For the six months ended April 30, 1999, the NASDAQ increased 43.79%, while the S&P 500 returned 22.32%, the S&P Midcap index 18.85%, and the Rus-sell 2000 was up 15.16%.

While the overall backdrop was favorable for most asset classes during the past six months, investors continued to be leery of increasing their risk pro-file; thus, the bigger capitalization stocks continued to dominate the market movement, while the asset classes perceived as riskier or more tied to eco-nomic growth, such as small capitalization and emerging market equities and high yield bonds, continued to lag. Traditional "growth" stocks outperformed "value" stocks for most of this time frame, and commodity prices continued to weaken as Asia suffered. Most notable was the steep decline in the price of oil, which dropped from $14.42 per barrel to $10.35 per barrel by December 21, 1998. All of that began to change towards the end of March, however, as Japan moved into its new fiscal year with a serious commitment to restructure its banking system and revitalize its economy. As investors began to believe that Asia was recovering from an 18 month recession (made worse by the liquidity crisis last fall), the markets began to broaden out. International equities, emerging market equities, smaller and mid capitalization stocks, and more tra-ditional cyclical stocks and "value" names began to outperform the larger cap-italization S&P 500-type issues which had been a safe haven in times of finan-cial turmoil.

While it is too early to state that the market leadership has shifted, we do believe that the market will continue to broaden out as investors increasingly focus on companies with the potential to provide strong earnings growth that sell at reasonable valuations relative to their growth rates. As the global economy accelerates, the unusual confluence of events that conspired to keep inflation levels perhaps artificially low will dissipate, and it is logical to assume that inflation will return to a more normalized "pre-financial crisis" 2.5%-3.0% rate. While we do not expect inflation to accelerate much beyond that, that move alone represents a significant increase from the 1.5%-2.0% rate we had seen for most of 1998 and the early part of 1999. As the global economy recovers its equilibrium, it is also logical to assume that interest rates will recover to their "pre-crisis" levels, which would put the yield on long-term rates in the U.S. north of 6%.

The returns for the equity market as measured by the S&P 500 over the past several years have been significantly outside the historical range of 8-10% and it is logical to assume that at some point we will return to this histori-cal range. While returns of the S&P 500 over the next twelve months may be a bit more subdued than in the recent past, the vast majority of stocks have not been invited to "join the party" until recently; we believe that we may see returns in those stocks improve, as we believe that is where most of the profit improvement will be concentrated.

Pundits say that "bull markets always climb a wall of worry" and this one has been no different. We continue to face uncertainty on the geopolitical front with the situation in Kosovo and economic uncertainty about the impact of Y2K. As of now, we believe that both of those issues are manageable. We do not see the military action in Kosovo developing into a full-scale war. While it is possible that the Y2K phenomenon may create some dislocations, this has been an area of significant investment and focus by corporate America for some pe-riod of time. Given the amount of time, energy and money that has been spent to ensure that Y2K does not have a catastrophic impact on the American econo-my, we believe the odds are high that any problems will be manageable.

Many of the positive forces that have driven the U.S. stock market to new heights are secular, not cyclical. All throughout this decade, U.S. corpora-tions have improved their efficiency and profitability through strategic in-vestments in productivity-improving technology and the replacement of labor with technology. We believe that trend will continue, if not accelerate, as we enter the next millenium and U.S. corporations begin to exploit the power of the Internet as a distribution channel and reap the benefits of a recovery in Asia and the developing world.

We thank you for the trust you have placed in our firm and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Mark L. Lipson

Mark L. Lipson
President
------------------------------------------------------------          ---------

                      (This Page Left Blank Intentionally)

[PHOTO]

LOUIS NAVELLIER


NORTHSTAR
GROWTH + VALUE FUND

                                                             [LOGO OF NORTHSTAR]

The Markets
  . During the period November 1, 1998 to April 30, 1999, the market continued a strong upward trend evidenced by the positive performance of the S&P 500 and Nasdaq Composite. Over this period, large-cap stocks continued to lead the way. There was a burst of outperformance by small capitalization stocks late in 1998 but that trend fizzled as quickly as it started.
  . We believe the stock market is now in the midst of a substantial leader-ship shakeup. Momentum stocks, especially Internet issues, have carried the stock market for the past few months. However, toward the end of the six-month period ended April 30, 1999, it appeared that value stocks began contending for stock market leadership.

The Fund
  . For the six-month period ended April 30, 1999, the Northstar Growth +
    Value Fund earned a return of 56.80%, 56.27%, and 56.17% for Class A, B, and C shares, respectively. This compared to a return of 15.16% for the Russell 2000 Index and 25.74% for the Russell 2000 Growth Index.
  . The Market has seen more volatility in the preceding six months than wit-
    nessed during the Fund's lifetime (inception being November 18, 1996).
  . We have seen a strong recovery from the market low in early October. This recovery was reflected in the fund's share price which reached an all time high of $17.07 on April 13, 1999.
  . Over the period we made adjustments to the Fund's positioning with more emphasis on the retail and technology sectors, which helped enhance re-turns.
  . Those stocks which performed the best were CMGI, Inc., VISX Inc., Ameritrade, Gemstar International and Best Buy. The underperformers were Xircom, Cybex, Vanguard Cellular Systems, C.R. Bard, Inc., and Intervoice.

Current Strategy
  . Small company stocks appear best positioned to appreciate in the upcoming months. We are already beginning to see new buying pressure in the small cap sector as institutional money has begun to take advantage of the tre-mendous valuations that exist in this sector.
  . Micro and small capitalization stocks are benefiting from a strong domes-tic economy and the most attractive growth-to-P/E ratios in over 20 years. Wall Street is now finally starting to pay attention to fundamental valua-tions, rather than chasing whatever high-flying stock is making new highs. We believe this trend will continue and that demand for smaller-cap growth issues will increase going forward.
  . With a median market capitalization of under $3-billion and a dynamic fun-damental screening process which seeks out small growth stocks with supe-rior fundamentals, we believe the fund is well positioned to take advan-tage of the favorable market environment.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)      Total Net Assets $275,887,852
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                  % Fund
 (1) Ameritrade Holding Corp.           5.1%
 (2) Macromedia, Inc.                   4.5%
 (3) MiniMed, Inc.                      4.3%
 (4) American Eagle Outfitters, Inc.    3.8%
 (5) CMGI, Inc.                         3.8%
 (6) VISX, Inc.                         3.7%
 (7) Nokia Corp.                        3.5%
 (8) Capital One Financial Corp,        3.2%
 (9) The Gap, Inc.                      3.2%
(10) Mindspring Enterprises, Inc.       3.0%
                                       -----
                                       38.1%
                                       =====

Top 5 Industries
(by percentage of net assets)

Clothing/Shoe
Accessory Stores        11.2%

Computers Software      7.2%

Medical Specialties     7.0%

EDP Peripherals         6.2%

Biotechnology           5.7%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A     20.69%     N/A 24.96%
---------------------------------
Class B     21.31%     N/A 25.10%
---------------------------------
Class C     22.20%     N/A 29.02%
---------------------------------

Cumulative Total Return
(do not reflect sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A     66.45%     N/A 31.17%
---------------------------------
Class B     63.52%     N/A 30.10%
---------------------------------
Class C     63.42%     N/A 30.02%
---------------------------------

------------------------------------------------------------          ---------

NORTHSTAR GROWTH + VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                   Shares        Value
--------------------------------------------------------------
Common Stocks -- 92.80%
Biotechnology -- 5.70%
Amgen, Inc. @                             130,000 $  7,986,875
MedImmune, Inc. @                         140,600    7,750,575
                                                  ------------
                                                    15,737,450
                                                  ------------
Cellular Telephone -- 1.67%
Vanguard Cellular Systems, Inc. @         202,500    4,619,531
                                                  ------------
Clothing/Shoe/Accessory Stores -- 11.18%
Abercrombie & Fitch Co. @                  58,200    5,536,275
American Eagle Outfitters, Inc. @         141,300   10,562,175
AnnTaylor Stores Corp. @                  124,400    5,909,000
The Gap, Inc.                             132,750    8,836,172
                                                  ------------
                                                    30,843,622
                                                  ------------
Computers -- 1.81%
Dell Computer Corp. @                     121,400    5,000,163
                                                  ------------
Computer Software -- 7.15%
Macromedia, Inc. @                        300,600   12,456,112
Mercury Interactive Corp. @               258,000    7,272,375
                                                  ------------
                                                    19,728,487
                                                  ------------
Computer/Video Chains -- 2.08%
Best Buy Co., Inc. @                      120,000    5,730,000
                                                  ------------
Discount Stores -- 1.79%
Wal-Mart Stores, Inc.                     107,400    4,940,400
                                                  ------------
Diversified Commerical Services -- 5.09%
CMGI, Inc. @                               40,800   10,386,150
Labor Ready, Inc. @                        93,000    3,650,250
                                                  ------------
                                                    14,036,400
                                                  ------------
Diversified Electronic Products -- 2.85%
Gemstar International Group Ltd. @         74,700    7,871,512
                                                  ------------
EDP Peripherals -- 6.22%
Cybex Computer Products Corp.              51,700      982,300
EMC Corp.                                  53,400    5,817,262
Lexmark International Group, Inc. @        50,000    6,175,000
QLogic Corp. @                             60,000    4,196,250
                                                  ------------
                                                    17,170,812
                                                  ------------
EDP Services -- 2.43%
CSG Systems International, Inc. @         173,700    6,709,163
                                                  ------------
Electronic Distributors -- 1.73%
Safeguard Scientifics, Inc. @              59,000    4,779,000
                                                  ------------
Electronic Production/Equipment -- 2.06%
Jabil Circuit, Inc. @                     121,900    5,675,969
                                                  ------------
Finance & Banking -- 3.15%
Capital One Financial Corp.                50,000    8,684,375
                                                  ------------
Food Chains -- 1.33%
Safeway, Inc. @                            67,800    3,656,963
                                                  ------------
Insurance Broker/Services -- 2.46%
E.W. Blanch Holdings, Inc.                115,100    6,776,512
                                                  ------------

--------------------------------------------------------------------------------

NORTHSTAR GROWTH + VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                   Shares/Principal Amount        Value
-------------------------------------------------------------------------------
Internet Services -- 4.30%
BroadVision, Inc. @                                         60,000 $  3,483,750
Mindspring Enterprises, Inc. @                              86,500    8,385,094
                                                                   ------------
                                                                     11,868,844
                                                                   ------------
Investment Bankers/Brokers/Services --
 5.09%
Ameritrade Holding Corp. @                                 105,200   14,050,775
                                                                   ------------
Medical/Dental Distributors -- 1.24%
Bindley Western Industries, Inc.                            63,566    1,962,600
Priority Healthcare Corp. @                                 28,477    1,443,428
                                                                   ------------
                                                                      3,406,028
                                                                   ------------
Medical Electronics -- 3.73%
VISX, Inc. @                                                80,000   10,300,000
                                                                   ------------
Medical Specialties -- 7.02%
C.R. Bard, Inc.                                            154,900    7,590,100
MiniMed, Inc. @                                            188,200   11,762,500
                                                                   ------------
                                                                     19,352,600
                                                                   ------------
Motor Vehicles -- 1.98%
Harley Davidson, Inc.                                       91,400    5,449,725
                                                                   ------------
Office/Plant Automation -- 0.65%
InterVoice, Inc. @                                         180,200    1,796,369
                                                                   ------------
Precision Instruments -- 2.40%
Waters Corp. @                                              62,900    6,612,363
                                                                   ------------
Savings & Loan -- 0.19%
PDS Financial Corp. @                                      152,955      516,223
                                                                   ------------
Telecommunications Equipment -- 5.75%
Nokia Corp. **                                             130,400    9,674,050
RF Micro Devices, Inc. @                                   110,800    6,190,950
                                                                   ------------
                                                                     15,865,000
                                                                   ------------
Telephone/Communications -- 1.75%
Century Telephone Enterprises, Inc.                        120,000    4,830,000
                                                                   ------------
Total Common Stocks
(cost $187,760,483)                                                 256,008,286
                                                                   ------------
Total Investment Securities -- 92.80%
(cost $187,760,483)                                                 256,008,286
Repurchase Agreement -- 4.87%
Agreement with State Street Bank and
Trust bearing interest at 4.72% dated
4/30/99, to be repurchased 5/03/99 in the
amount of $13,444,286 and collateralized
by $9,225,000 U.S. Treasury Bonds, 12.00%
due 8/15/13, value $13,708,969
(cost $13,439,000)                                     $13,439,000   13,439,000
Other assets less liabilities -- 2.33%                                6,440,566
                                                                   ------------
Net Assets -- 100.00%                                              $275,887,852
                                                                   ============

@ Non-income producing security.
**American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR
INTERNATIONAL VALUE FUND

The Markets
  . International markets put in strong performance for the six months ended
    April 30, 1999. In developed markets, the Morgan Stanley Capital Interna-tional EAFE (Europe, Australasia, Far East) Index rose 15.28% for the pe-riod. Emerging markets staged a comeback after a long, volatile period. The MSCI Emerging Markets Free Index more than doubled the performance of EAFE, turning in a 34.87% return for the six months.
  . In developed markets, Japan showed considerable strength, amid indications that the Tokyo government was taking steps to address problems in that country's banking system. The MSCI Japan Index rose 26.93% for the semi-annual period. European stocks, on the other hand, were generally mixed, with the MSCI Europe Index up about 10.81% for the six months.
  . Much of the movement in emerging markets this period was affected in some way by events in Brazil. In late 1998, disruption in Latin American mar-kets was calmed by the news of the Brazilian government's approval of an IMF loan package and related austerity measures. Then, in January of 1999, Brazil abruptly devalued its currency, the real. This brought turmoil not only to its domestic markets, but also to emerging markets the world over. Beginning in March, however, emerging markets staged a rally, led by coun-tries including Korea and Indonesia (each up over 90%), Venezuela (up 50%), Mexico and the Philippines (each up over 40%).
The Fund
  . For the six-month period ended April 30, 1999, the Northstar International
    Value Fund earned a return of 25.75%, 25.23%, and 25.26% for Class A, B, and C shares, respectively. This compared to a return of 14.05% for Lipper International Funds Index for the same period.
  . This semi-annual period was characterized early on by upheaval in Latin
    American financial markets, followed by a dramatic recovery in emerging markets and non-emerging Asia. Returns in the Fund were driven by strong performance of its holdings in Latin America and Asia. The strongest posi-tions were in securities owned in Venezuela, Argentina, South Africa and Singapore. Industries showing the greatest strength for the period were telecommunications, banking, broadcasting, and metals industries.
Current Strategy
  . Brandes applies a consistent bottom-up, value philosophy to make invest-ment decisions for the Fund. We do not focus on top-down macroeconomics or forecasts in making securities selections. Country and industry alloca-tions are strictly a residual of the purchase of individual businesses that meet our rigorous value criteria.
  . We continue to seek stocks whose prices reflect meaningful discounts to intrinsic value. This absolute value focus has achieved good results in declining market environments and over long-term market cycles.
  . We urge investors to focus on the long term and to view large and sudden market moves with skepticism. We don't believe such moves accurately re-flect actual changes in underlying values of companies in these markets. Rather, these moves are likely due to shifts in sentiment. This is an im-portant distinction. As value investors, we expect markets to overreact and misprice securities on a regular basis. These mispricings allow us to buy quality businesses at levels that offer the opportunity for profit with a reasonable margin of safety against price declines. We believe that over longer periods, sentiment becomes neutralized, and investors are able to focus on fundamentals. Recent events in emerging markets may be a first step in the process of returning calm to equity markets.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)      Total Net Assets $710,986,285
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                     % Fund
 (1) Hutchison Whampoa Ltd.                 4.7%
 (2) HSBC Holdings PLC                      4.3
 (3) Hitachi Ltd.                           4.1
 (4) Deutsche TeleKom AG                    3.6
 (5) Development Bank of Singapore Ltd.     3.6
 (6) Telecom Italia SpA                     3.5
 (7) Telefonos de Mexico SA                 3.3
 (8) YPF Sociedad Anonima                   3.3
 (9) Mitsubishi Heavy Industries Ltd.       3.0
(10) De Beers Centenary AG                  2.7
                                           ----
                                           36.1%
                                           ====

Top 5 Industries
(by percentage of net assets)

Telecommunications      14.5%

Banking                 11.6%

Energy                  10.0%

Multi-Industry          10.0%

Machinery &
Engineering             8.1%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

----------------------------------
         Inception  5 years 1 year
----------------------------------
Class A      17.51%     N/A 10.58%
----------------------------------
Class B      20.27%     N/A 10.23%
----------------------------------
Class C      18.16%     N/A 14.26%
----------------------------------

Cumulative Total Return
(do not reflect sales charge)

----------------------------------
         Inception  5 years 1 year
----------------------------------
Class A     105.16%     N/A 16.07%
----------------------------------
Class B      48.45%     N/A 15.23%
----------------------------------
Class C      99.86%     N/A 15.26%
----------------------------------


--------------------------------------------------------------------------------

NORTHSTAR INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Country                               Value % of Net Assets
-----------------------------------------------------------
Argentina                      $ 23,160,480           3.26%
Austria                           3,373,010           0.47
Brazil                           45,605,842           6.41
Denmark                          11,603,338           1.63
France                           51,842,927           7.29
Germany                          37,651,844           5.30
Hong Kong                        61,128,596           8.60
Italy                            35,595,333           5.01
Japan                           126,875,281          17.85
Korea                            12,544,410           1.76
Mexico                           23,522,647           3.31
Netherlands                      22,531,207           3.17
Singapore                        35,210,203           4.95
South Africa                     23,850,020           3.35
Spain                            12,185,786           1.71
Switzerland                       5,432,261           0.76
United Kingdom                  133,864,563          18.83
United States                    21,947,000           3.09
Venezuela                        15,254,250           2.15
Other assets less liabilities     7,807,287           1.10
                               ------------         -------
Net Assets                     $710,986,285         100.00%
                               ============         =======

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                                    Shares        Value
-------------------------------------------------------------------------------
Common Stocks -- 91.20%
Automobiles -- 2.50%
Compagnie Generale des Etablissements Michelin (France)    135,000 $  6,125,272
PSA Peugeot Citroen SA (France)                             70,210   11,644,667
                                                                   ------------
                                                                     17,769,939
                                                                   ------------
Banking -- 10.72%
Argentaria SA (Spain)                                      351,920    8,275,563
Den Danske Bank A/S (Denmark)                              100,780   11,603,337
Development Bank of Singapore Ltd. (Singapore)           2,407,000   25,541,473
HSBC Holdings PLC @ (United Kingdom)                       828,800   30,795,304
                                                                   ------------
                                                                     76,215,677
                                                                   ------------
Beverages/Tobacco -- 4.13%
British America Tobacco PLC (United Kingdom)               976,200    8,228,963
Diageo PLC (United Kingdom)                              1,542,012   17,761,343
South African Breweries PLC @ (South Africa)               401,400    3,338,435
                                                                   ------------
                                                                     29,328,741
                                                                   ------------
Chemicals -- 3.54%
BASF AG (Germany)                                          270,000   11,822,702
BOC Group PLC (United Kingdom)                             415,000    6,555,935
Imperial Chemical Industries PLC (United Kingdom)          624,800    6,784,531
                                                                   ------------
                                                                     25,163,168
                                                                   ------------
Electrical & Electronics -- 8.08%
Alcatel Alsthom SA (France)                                124,000   15,221,458
Hitachi Ltd. (Japan)                                     3,957,200   28,895,315
Matsushita Electric Industrial Co. Ltd. (Japan)            703,000   13,363,005
                                                                   ------------
                                                                     57,479,778
                                                                   ------------
Energy -- 7.96%
Elf Aquitaine SA (France)                                  121,395   18,851,529
ENI SpA (Italy)                                          1,600,000   10,530,197
Nippon Oil Co. Ltd. (Japan)                                906,000    4,043,695
YPF Sociedad Anonima ** (Argentina)                        551,440   23,160,480
                                                                   ------------
                                                                     56,585,901
                                                                   ------------
Food & Household Products -- 0.83%
Reckitt & Colman PLC (United Kingdom)                      500,000    5,936,102
                                                                   ------------
Health/Personal Care -- 0.75%
Ono Pharmaceutical Co. Ltd. (Japan)                        137,000    5,300,117
                                                                   ------------
Industrial Components -- 2.58%
Kyocera Corp. (Japan)                                      309,500   18,375,105
                                                                   ------------
Insurance -- 6.98%
Allied Zurich (United Kingdom)                             393,000    5,209,485
ING Groep NV (Netherlands)                                 290,360   17,882,729
Royal & Sun Alliance PLC (United Kingdom)                  952,500    8,236,040
Tokio Marine & Fire Insurance Co. (Japan)                1,573,400   18,326,909
                                                                   ------------
                                                                     49,655,163
                                                                   ------------
Machinery & Engineering -- 8.09%
Canon, Inc. (Japan)                                        253,000    6,186,233
Invensys PLC (United Kingdom)                            3,729,898   18,960,905
Komatsu (Japan)                                          1,913,000   11,389,575
Mitsubishi Heavy Industries Ltd. (Japan)                 4,794,000   20,995,328
                                                                   ------------
                                                                     57,532,041
                                                                   ------------

--------------------------------------------------------------------------------

NORTHSTAR INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                                  Shares        Value
-----------------------------------------------------------------------------
Materials & Commodities -- 2.69%
De Beers Centenary AG (South Africa)                     765,000 $ 19,109,285
                                                                 ------------
Merchandising -- 1.88%
Marks & Spencer PLC (United Kingdom)                   1,948,700   13,362,398
                                                                 ------------
Metals -- Steel -- 2.65%
British Steel PLC (United Kingdom)                     5,080,000   12,033,557
Iscor Ltd. (South Africa)                              4,491,050    1,402,300
Pohang Iron & Steel Co. Ltd. ** (South Korea)            210,000    5,407,500
                                                                 ------------
                                                                   18,843,357
                                                                 ------------
Multi -- Industry -- 9.96%
Citic Pacific Ltd. (Hong Kong)                         3,395,000    9,198,168
Hutchison Whampoa Ltd. (Hong Kong)                     3,755,500   33,674,010
Jardine Matheson Holdings Ltd. (Singapore)             2,269,655    9,668,730
Swire Pacific Ltd. (Hong Kong)                         3,253,000   18,256,419
                                                                 ------------
                                                                   70,797,327
                                                                 ------------
Telecommunications -- 14.03%
Compania Anonima Nacional Telefonos de Venezuela **
(Venezuela)                                              554,700   15,254,250
Deutsche Telekom AG (Germany)                            655,500   25,829,142
Royal PTT Nederland NV (Netherlands)                     111,400    4,648,477
Swisscom AG @ (Switzerland)                               14,800    5,432,261
Telecom Italia SpA (Italy)                             2,356,200   25,065,137
Telefonos de Mexico SA ** (Mexico)                       310,530   23,522,647
                                                                 ------------
                                                                   99,751,914
                                                                 ------------
Utilities -- Electrical & Gas -- 3.83%
Centrais Eletricas Brasileiras SA ** (Brazil)          1,342,200   12,583,125
Centrais Geradoras do Sul do Brasil SA ** @ (Brazil)      53,730      228,331
EVN Energie-Versorgung Niederoesterreich AG (Austria)     22,600    3,373,010
Korea Electric Power Corp. ** (South Korea)              432,540    7,136,910
Union Electrica Fenosa SA (Spain)                        294,000    3,910,223
                                                                 ------------
                                                                   27,231,599
                                                                 ------------
Total Common Stocks
(cost $544,441,585)                                               648,437,612
                                                                 ------------

--------------------------------------------------------------------------------

NORTHSTAR INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                   Shares/Principal Amount        Value
-------------------------------------------------------------------------------
Preferred Stocks -- 4.61%**
Banking -- 0.87%
Banco Bradesco SA (Brazil), $0.2821                      1,166,000 $  6,185,047
                                                                   ------------
Beverages/Tobacco -- 1.24%
Companhia Cervejaria Brahma (Brazil),
$0.1598                                                    906,000    8,833,500
                                                                   ------------
Energy -- 2.02%
Petroleo Brasileiro SA (Brazil),
$0.305344                                                  888,300   14,350,131
                                                                   ------------
Telecommunications -- 0.48%
Embratel Participacoes SA (Brazil),
$0.2304                                                     39,940      649,025
Tele Celular Sul Participacoes SA
(Brazil), $0.0932                                            3,994       79,131
Tele Centro Oeste Celular Participacoes
SA (Brazil), $0.3139                                        13,313       48,260
Tele Centro Sul Participacoes SA
(Brazil), $1.02                                              7,988      424,362
Tele Leste Celular Participacoes SA
(Brazil), $0.6731                                              798       28,628
Tele Nordeste Celular Participacoes SA
(Brazil), $0.9942                                            1,997       43,934
Tele Norte Celular Participacoes SA
(Brazil), $0.3101                                              798       24,439
Tele Norte Leste Participacoes SA
(Brazil), $0.3872                                           39,940      676,484
Telemig Celular Participacoes SA
(Brazil), $0.3341                                            1,997       53,545
Telesp Celular Participacoes (Brazil),
$0.6552                                                     15,976      399,400
Telesp Participacpoes SA (Brazil), $1.21                    39,940      998,500
                                                                   ------------
                                                                      3,425,708
                                                                   ------------
Total Preferred Stocks
(cost $36,868,620)                                                   32,794,386
                                                                   ------------
Total Investment Securities -- 95.81%
(cost $581,310,205)                                                 681,231,998
Repurchase Agreement -- 3.09%
Agreement with State Street Bank and
Trust bearing interest at 4.72% dated
4/30/99, to be repurchased 5/03/99 in the
amount of $21,955,632 and collateralized
by $17,275,000 U.S. Treasury Bonds,
8.125% due 8/15/21, value $22,388,124
(cost $21,947,000)                                     $21,947,000   21,947,000
Other assets less liabilities -- 1.10%                                7,807,287
                                                                   ------------
Net Assets -- 100.00%                                              $710,986,285
                                                                   ============

@  Non-income producing security.
** American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR
EMERGING MARKETS VALUE FUND

                                                             [LOGO OF NORTHSTAR]

The Markets
  . For the six months ended April 30, 1999, the MSCI Emerging Markets Free
    Index rose 34.87%. Countries leading this surge included Korea and Indone-sia (each up over 90%), Venezuela (up 50%), Mexico and the Philippines (each up over 40%).
  . Much of the movement in emerging markets this period was affected in some way by events in Brazil. In late 1998, disruption in Latin American mar-kets was calmed by the news of the Brazilian government's approval of an IMF loan package and related austerity measures. Then, in January of 1999, Brazil abruptly devalued its currency, the real. This brought turmoil not only to its domestic markets, but to emerging markets the world over. Be-ginning in March, however, emerging markets staged a rally which continued into April.

The Fund
  . For the six-month period ended April 30, 1999, the Northstar Emerging Mar-kets Value Fund earned a return of 33.00%, 32.46%, and 32.50% for Class A, B, and C shares, respectively. This compared to a return of 29.56% for Lipper Index of Emerging Markets Funds for the same period.
  . This semi-annual period was characterized early on by upheaval in Latin
    American financial markets, followed by a dramatic recovery throughout emerging markets worldwide. Returns in the Fund were driven by strong per-formance of its holdings in Venezuela, Mexico, Russia and China. Indus-tries showing the greatest strength for the period were forest products, leisure and tourism, and chemicals.

Current Strategy
  . Brandes applies a consistent bottom-up, value philosophy to make invest-ment decisions for the Fund. We do not focus on top-down macroeconomic evaluations or forecasts in making securities selections. Country and in-dustry allocations are strictly a residual of the purchase of individual businesses that meet our rigorous value criteria.
  . We continue to seek stocks whose values reflect meaningful discounts to intrinsic value. This absolute value focus has achieved results in declin-ing market environments as well as over long-term market cycles.
  . In analyzing a possible recovery in emerging markets, we urge caution. The timing and strength of any recovery is likely to vary from country to country and from region to region. Significant political, economic, and financial problems are yet to be overcome. Accordingly, we expect that emerging markets could remain volatile for the foreseeable future.
  . While we welcome a recovery in the emerging economies of Asia and Latin
    America, we also recognize that the upheaval in these regions created op-portunities for us to accumulate good businesses at historically underval-ued prices. Clearly, these opportunities will not last forever. To the ex-tent that economic storm clouds slowly dissipate from the affected re-gions, we believe that the companies we purchase for the Fund during dif-ficult periods will prove to be sound long-term investments.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)       Total Net Assets $15,675,523
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                  % Fund
 (1) JG Summit Holding, Inc.            4.0%
 (2) Telefonica de Argentina SA         3.0%
 (3) De Beers Centenary AG              2.9%
 (4) YPF Sociedad Anonima               2.7%
 (5) Arcelik AS                         2.5%
 (6) Pohang Iron & Steel Co. Ltd.       2.5%
 (7) Shanghai Petrochemical Co. Ltd.    2.5%
 (8) Telefonos de Mexico SA             2.5%
 (9) Aracruz Celulose SA                2.3%
(10) First Pacific Co. Ltd.             2.3%
                                       -----
                                       27.2%
                                       =====

Top 5 Industries
(by percentage of net assets)

Multi-Industry          10.8%

Utilities--Electrical
& Gas                   10.5%

Telecommunications      10.3%

Banking                 9.4%

Energy                  9.4%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A    (1.96)%     N/A (7.27)%
----------------------------------
Class B    (2.01)%     N/A (8.17)%
----------------------------------
Class C      0.83%     N/A (4.39)%
----------------------------------

Cumulative Total Return
(do not reflect sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A      2.28%     N/A (2.69)%
----------------------------------
Class B      1.33%     N/A (3.40)%
----------------------------------
Class C      1.10%     N/A (3.44)%
----------------------------------

--------------------------------------------------------------------------------

NORTHSTAR EMERGING MARKETS VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Country                              Value % of Net Assets
----------------------------------------------------------
Argentina                      $ 1,302,305           8.31%
Brazil                           2,985,926          19.05
Chile                              536,700           3.42
China                            1,052,534           6.71
Colombia                           209,950           1.34
Czech Republic                     127,138           0.81
Hong Kong                          678,757           4.33
India                              591,877           3.78
Israel                             409,082           2.61
Korea                              459,250           2.93
Malaysia                           593,758           3.79
Mexico                             727,210           4.64
Philippines                      1,421,800           9.07
Poland                             224,200           1.43
Russia                             510,553           3.26
Singapore                          645,578           4.12
South Africa                     1,536,504           9.80
Turkey                             388,453           2.48
United States                      721,000           4.60
Venezuela                          343,750           2.19
Other assets less liabilities      209,198           1.33
                               -----------         -------
Net Assets                     $15,675,523         100.00%
                               ===========         =======

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR EMERGING MARKETS VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                                   Shares        Value

------------------------------------------------------------------------------
Common Stocks -- 76.57%
Appliances & Household Durables -- 2.48%
Arcelik AS (Turkey)                                     9,820,600 $    388,453
                                                                  ------------
Automobiles -- 1.62%
Toyota South Africa Ltd. (South Africa)                    99,500      253,451
                                                                  ------------
Banking -- 6.00%
Banco Santiago SA ** (Chile)                               13,400      237,850
Bank Handlowy w Warszawie ## (Poland)                      19,000      224,200
Bank Leumi Le-Israel (Israel)                              81,000      138,605
Development Bank of Singapore Ltd. (Singapore)             32,000      339,562
                                                                  ------------
                                                                       940,217
                                                                  ------------
Beverages/Tobacco -- 3.47%
Massalin Particulares SA (Argentina)                       40,500      255,255
South African Breweries PLC @ (South Africa)               34,800      289,431
                                                                  ------------
                                                                       544,686
                                                                  ------------
Building Materials & Components -- 1.94%
Southeast Asia Cement Holdings, Inc. @ (Philippines)   20,244,768      303,472
                                                                  ------------
Chemicals -- 4.75%
Beijing Yanhua Petrochemical Co. Ltd. (China)           2,200,000      346,278
Shanghai Petrochemical Co. Ltd. ** (China)                 21,800      397,850
                                                                  ------------
                                                                       744,128
                                                                  ------------
Electrical & Electronics -- 1.65%
Solid Group, Inc. (Philippines)                        14,708,100      259,157
                                                                  ------------
Energy -- 7.30%
LUKoil Holding ** (Russia)                                  7,400      255,416
Petron Corp. (Philippines)                                100,400       12,146
RAO Gazprom ** (Russia)                                    20,360      216,325
Sasol Ltd. (South Africa)                                  28,000      197,863
Sasol Ltd. ** (South Africa)                                7,000       46,375
YPF Sociedad Anonima ** (Argentina)                         9,900      415,800
                                                                  ------------
                                                                     1,143,925
                                                                  ------------
Financial Services -- 2.72%
Grupo Financiero Inbursa SA de CV ** (Mexico)              20,600      333,310
Industrial Credit & Investment Corp. of India Ltd. ##
(India)                                                    16,570       92,477
                                                                  ------------
                                                                       425,787
                                                                  ------------
Food & Household Products -- 1.43%
RFM Corp. (Philippines)                                 1,551,900      224,469
                                                                  ------------
Insurance -- 1.74%
Pacific and Orient Berhad (Malaysia)                      347,000      273,034
                                                                  ------------
Leisure & Tourism -- 4.03%
Resorts World Berhad (Malaysia)                           195,000      320,724
Shangri-La Asia Ltd. (Hong Kong)                          262,000      310,979
                                                                  ------------
                                                                       631,703
                                                                  ------------
Machinery & Engineering -- 1.66%
Larsen & Toubro Ltd. ## (India)                            29,000      261,000
                                                                  ------------
Materials & Commodities -- 2.85%
De Beers Centenary AG (South Africa)                       17,900      447,132
                                                                  ------------

--------------------------------------------------------------------------------

NORTHSTAR EMERGING MARKETS VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                                  Shares        Value

-----------------------------------------------------------------------------
Merchandising -- 1.14%
Dairy Farm International Holdings Ltd. (Singapore)       121,000 $    179,080
                                                                 ------------
Metals -- Steel -- 4.46%
Iscor Ltd. (South Africa)                                968,000      302,251
Pohang Iron & Steel Co. Ltd. ** (South Korea)             15,400      396,550
                                                                 ------------
                                                                      698,801
                                                                 ------------
Multi-Industry -- 10.78%
First Pacific Co. Ltd. @ (Hong Kong)                     475,108      367,778
Indian Rayon and Industries Ltd. ## (India)               64,000      108,800
Jardine Matheson Holdings Ltd. (Singapore)                29,297      124,806
Jardine Matheson Holdings Ltd. ** (Singapore)                500        2,130
JG Summit Holding, Inc. (Philippines)                  5,442,000      622,556
Koors Industries Ltd. ** (Israel)                          7,700      165,550
Quinenco SA ** (Chile)                                    27,800      298,850
                                                                 ------------
                                                                    1,690,470
                                                                 ------------
Telecommunications -- 8.60%
Bezeq Israeli Telecommunications Corp. Ltd. (Israel)      27,000      104,927
Compania Anonima Nacional Telefonos de Venezuela **
(Venezuela)                                               12,500      343,750
Rostelecom ** (Russia)                                     9,000       38,813
Telefonica de Argentina SA ** (Argentina)                 12,500      467,187
Telefonos de Mexico SA ** (Mexico)                         5,200      393,900
                                                                 ------------
                                                                    1,348,577
                                                                 ------------
Textile/Apparel -- 0.83%
Bombay Dyeing and Manufacturing Co. Ltd. ## (India)      144,000      129,600
                                                                 ------------
Utilities -- Electrical & Gas -- 7.12%
Centrais Eletricas Brasileiras SA ** (Brazil)             33,900      317,813
Centrais Geradoras do Sul do Brasil SA ** @ (Brazil)      70,490      299,554
Ceske Energeticke Zavody (Czech Republic)                 90,200      127,138
Korea Electric Power Corp. ** (South Korea)                3,800       62,700
Shandong Huaneng Power Co. Ltd. ** (China)                69,500      308,406
                                                                 ------------
                                                                    1,115,611
                                                                 ------------
Total Common Stocks
(cost $10,662,958)                                                 12,002,753
                                                                 ------------
Preferred Stocks -- 17.50%
Banking -- 3.41%
Banco Ganadero SA ** (Colombia), $0.2821                  22,100      209,950
Uniao de Bancos Brasileiros SA ## (Brazil), $0.46899      13,100      325,044
                                                                 ------------
                                                                      534,994
                                                                 ------------
Beverages/Tobacco -- 2.66%
Companhia Cervejaria Brahma ** (Brazil), $0.1598          26,000      253,500
Quilmes Industrial SA ** (Argentina), $0.2215             15,000      164,062
                                                                 ------------
                                                                      417,562
                                                                 ------------
Chemicals -- 1.33%
Copene-Petroquimica do Nordeste SA ** (Brazil),
$0.312312                                                 23,400      208,052
                                                                 ------------
Energy -- 2.06%
Petroleo Brasileiro SA ** (Brazil), $0.305344             20,000      323,092
                                                                 ------------
Forest & Paper Products -- 2.30%
Aracruz Celulose SA ** (Brazil), $0.1576                  18,000      360,000
                                                                 ------------

--------------------------------------------------------------------------------

NORTHSTAR EMERGING MARKETS VALUE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                   Shares/Principal Amount        Value

-------------------------------------------------------------------------------
Metals -- Steel -- 0.66%
Usinas Siderurgicas de Minas Gerais SA **
(Brazil), $0.1767                                           36,300 $    102,624
                                                                   ------------
Telecommunications -- 1.69%
Embratel Participacoes SA ** (Brazil),
$0.2304                                                      2,900       47,125
Tele Celular Sul Participacoes SA **
(Brazil), $0.0932                                              290        5,746
Tele Centro Oeste Celular Participacoes
SA ** (Brazil), $0.3139                                        966        3,502
Tele Centro Sul Participacoes SA **
(Brazil), $1.02                                                580       30,812
Tele Leste Celular Participacoes SA **
(Brazil), $0.6731                                               58        2,081
Tele Nordeste Celular Participacoes SA **
(Brazil), $0.9942                                              145        3,190
Tele Norte Celular Participacoes SA **
(Brazil), $0.3101                                               58        1,776
Tele Norte Leste Participacoes SA **
(Brazil), $0.3872                                            2,900       49,119
Tele Sudeste Celular Participacoes SA **
(Brazil), $0.0504                                              580       16,566
Telemig Celular Participacoes SA **
(Brazil), $0.3341                                              145        3,888
Telesp Celular Participacoes ** (Brazil),
$0.6552                                                      1,160       29,000
Telesp Participacpoes SA ** (Brazil),
$1.21                                                        2,900       72,500
                                                                   ------------
                                                                        265,305
                                                                   ------------
Utilities -- Electrical & Gas -- 3.39%
Centrais Eletricas de Santa Catarina SA
** (Brazil), $0.6605                                         6,500      301,693
Companhia Paranaense de Energia-Copel **
(Brazil), $0.3082                                           28,000      229,250
                                                                   ------------
                                                                        530,943
                                                                   ------------
Total Preferred Stocks
(cost $2,769,592)                                                     2,742,572
                                                                   ------------
Total Investment Securities -- 94.07%
(cost $13,432,550)                                                   14,745,325
Repurchase Agreement -- 4.60%
Agreement with State Street Bank and
Trust bearing interest at 4.72% dated
4/30/99, to be repurchased 5/03/99 in the
amount of $721,284 and collateralized by
$705,000 U.S. Treasury Notes, 7.75% due
11/30/99, value $739,369
(cost $721,000)                                           $721,000      721,000
Other assets less liabilities -- 1.33%                                  209,198
                                                                   ------------
Net Assets -- 100.00%                                              $ 15,675,523
                                                                   ============

**  American Depositary Receipts.
##  Global Depositary Receipts.
@   Non-income producing security.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]

TIMOTHY DEVLIN

[PHOTO]

JAMES WIESS


NORTHSTAR
RESEARCH ENHANCED INDEX FUND

The Markets
  . Stunning headlines, including President Clinton's impeachment trial, Brazil's currency float, and the outbreak of war in the Balkans, have not deflected large cap U.S. stocks from their upward trajectory. Like the Dow Jones Industrial Average, the S&P 500 has risen to record highs, closing the month of April at 3.87% and YTD 9.05%.
  . The global economy has come into the spotlight at the latter end of the reporting period from January 1, 1999 to April 30, 1999. On the Asian front, Japan's economy is showing signs of reaching the bottom of its pro-tracted decline. As a result of Japan's stabilization, the rest of Asia is beginning to improve. In Latin America, problems in Brazil have not been as severe or as widespread as earlier expected. The growing expectation of a recovery in the global economy has led to a major leadership change in the U.S. equity market in April. "Megacap" growth stocks began to underperform in mid-April in very dramatic fashion. By the end of the month, value stocks were ahead of growth stocks by a wide margin. This is a stark reversal from the well-established trend that we had been experi-encing through March of this year, where the astonishing market peaks were being achieved by the largest 50 stocks in the S&P 500. In addition, growth stocks had been continuously trouncing value stocks, thereby creat-ing an extremely concentrated market. It now appears that the catalyst to broaden the market is likely to be global growth. History has shown a very high correlation between a strong global economy and the outperformance of value stocks over growth stocks.

The Fund
  . Since inception (December 30, 1998), the Fund has returned 9.70%, 9.50%,
    9.60%, and 9.80% for class A, B, C, and I shares, respectively, versus the 9.05% return of the S&P 500 Index. April was a particularly strong month for the Research Enhanced Index Fund, outperforming the S&P by over 140 basis points and closing at 5.28%.
  . The change in leadership to value stocks in April was favorable to the fund as it benefits from being underweight many of the former market lead-ers such as GE and Microsoft. J.P. Morgan's disciplined approach to port-folio construction selects securities that we believe to be "undervalued" based on our fundamental proprietary research and valuation tools. This philosophy has allowed the Fund to capitalize on the recent move away from the high multiple growth stocks for the more economically sensitive cycli-cal stocks.
  . Prior to the reversal, many of the top-performing large-cap stocks in the Fund owed at least part of their performance to the internet, technology or telecommunications. For example, strong demand for data storage by both corporations and individuals continued to be the catalyst driving EMC Corp.'s performance. Another top holding, MCI Worldcom, has boasted the highest growth rate among its peers, as solid positions in the fastest growing market segments are the key drivers to its business.

Current Strategy
  . The U.S. economy remains impressively robust. Strong real income gains and a positive wealth backdrop continue to fuel consumption and housing, while technology spending continues to sustain capital investment. Yet, limited pricing power and the specter of wage pressures are likely to limit corpo-rate profit growth this year.
  . Our outlook for the rest of 1999 is for a continuation of the move away from "megacap" growth stocks. We are positioned to benefit from the change in leadership that began in April. In addition, we feel that a recovery in the global economy will improve the prospects of more economically sensi-tive cyclical stocks.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)       Total Net Assets $95,482,111
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                        % Fund
 (1) Microsoft Corp.                          2.9%
 (2) General Electric Co.                     2.4%
 (3) Intel Corp.                              2.1%
 (4) International Business Machines Corp.    2.0%
 (5) Cisco Systems, Inc.                      1.9%
 (6) Citigroup, Inc.                          1.9%
 (7) The Coca-Cola Co.                        1.9%
 (8) MCI WorldCom, Inc.                       1.7%
 (9) Exxon Corp.                              1.5%
(10) Lucent Technologies, Inc.                1.5%
                                             -----
                                             19.8%
                                             =====

Top 5 Industries
(by percentage of net assets)

Technology              15.6%

Finance                 11.9%

Pharmaceutical          8.8%

Telecommunications      8.2%

Multi-Industry          7.6%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A      4.48%     N/A    N/A
---------------------------------
Class B      4.50%     N/A    N/A
---------------------------------
Class C      8.60%     N/A    N/A
---------------------------------

Cumulative Total Return
(do not reflect sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A      9.70%     N/A    N/A
---------------------------------
Class B      9.50%     N/A    N/A
---------------------------------
Class C      9.60%     N/A    N/A
---------------------------------
Class I      9.80%     N/A    N/A
---------------------------------

------------------------------------------          -          ----------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                        Shares        Value

-------------------------------------------------------------------
Common Stocks -- 91.48%
Basic Industry -- 3.20%
Alcan Aluminum Ltd.                              4,400 $    139,700
Alcoa, Inc.                                      5,100      317,475
Allegheny Teldyne, Inc.                          3,300       73,838
Bowater, Inc.                                      600       32,175
E.I. du Pont de Nemours and Co.                  2,100      148,315
Fort James Corp.                                 2,500       95,000
Freeport-McMoRan Copper & Gold, Inc. (Class A)   1,600       23,300
Freeport-McMoRan Copper & Gold, Inc. (Class B)   3,700       56,656
Georgia-Pacific Corp.                              900       83,250
IMC Global, Inc.                                 2,400       60,000
International Paper Co.                          1,900      101,294
Louisiana-Pacific Corp.                          1,000       20,813
Nalco Chemical Co.                                 700       25,594
Phelps Dodge Corp.                                 400       25,300
PPG Industries, Inc.                             3,900      253,256
Praxair, Inc.                                    1,600       82,800
Reynolds Metals Co.                              1,100       68,613
Rohm and Haas Co.                                4,500      201,656
Smurfit-Stone Container Corp. @                  2,600       60,775
Solutia, Inc.                                    2,100       51,188
Temple-Inland, Inc.                                600       41,400
The Dow Chemical Co.                             5,000      655,937
The Mead Corp.                                   1,200       50,175
Union Camp Corp.                                 1,900      150,812
Union Carbide Corp.                              3,500      181,562
USG Corp.                                          600       35,025
USX-U.S. Steel Group                               600       18,150
                                                       ------------
                                                          3,054,059
                                                       ------------
Capital Goods -- 1.33%
Cooper Industries, Inc.                          1,500       72,577
Deere & Co.                                      3,700      159,109
Dover Corp.                                      1,900       70,181
Eaton Corp.                                      1,200      110,021
Emerson Electric Co.                             7,200      464,360
Hubbell, Inc.                                      800       38,250
Illinois Tool Works, Inc.                        1,400      107,800
PACCAR, Inc.                                     1,000       56,000
Parker-Hannifin Corp.                            1,300       61,019
Rockwell International Corp.                     1,200       61,950
W.W. Grainger, Inc.                              1,400       70,263
                                                       ------------
                                                          1,271,530
                                                       ------------
Cyclical -- 2.34%
Centex Corp.                                       800       29,250
Dana Corp.                                       2,600      122,525
Delphi Automotive Systems Corp. @                9,000      174,937
Ford Motor Co.                                   8,500      543,469
General Motors Corp.                             4,300      382,431
Genuine Parts Co.                                2,900       87,000
Hasbro, Inc.                                     1,400       47,775

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                         Shares        Value

----------------------------------------------------
Cyclical -- continued
Johnson Controls, Inc.            1,300 $     94,819
Jones Apparel Group, Inc. @       1,600       52,800
Lear Corp. @                      1,000       45,875
Leggett & Platt, Inc.             3,000       69,188
Masco Corp.                       5,100      149,812
Mattel, Inc.                      4,600      119,042
Owens Corning                       500       17,813
The Goodyear Tire & Rubber Co.    2,500      142,969
The Sherwin-Williams Co.          2,600       80,925
Whirlpool Corp.                   1,100       73,012
                                        ------------
                                           2,233,642
                                        ------------
Energy -- 5.74%
Atlantic Richfield Co.            2,600      218,237
Baker Hughes, Inc.                1,300       38,837
Chevron Corp.                     5,600      558,600
Conoco, Inc.                      1,400       37,975
Cooper Cameron Corp. @              500       19,313
Diamond Offshore Drilling, Inc.     600       19,838
ENSCO International, Inc.         1,100       20,419
Exxon Corp. (1)                  17,400    1,445,287
Global Marine, Inc.               1,600       23,826
Halliburton Co.                     200        8,525
Mobil Corp.                      11,100    1,162,725
Occidental Petroleum Corp.        2,700       54,506
Phillips Petroleum Co.            2,200      111,375
R&B Falcon Corp. @                1,800       18,158
Royal Dutch Petroleum Co. **     19,700    1,156,144
Schlumberger Ltd.                 2,200      140,525
Smith International, Inc.           400       17,950
Texaco, Inc.                      4,800      301,200
Tosco Corp.                       1,400       37,450
Ultramar Diamond Shamrock Corp.     600       13,838
Unocal Corp.                      1,700       70,656
                                        ------------
                                           5,475,384
                                        ------------
Finance -- 11.89%
American Express Co.              2,900      378,994
Associated Banc-Corp.               600       21,825
Associates First Capital Corp.    7,800      345,615
Astoria Financial Corp.             600       30,075
BancWest Corp.                      400       15,925
Bank of America Corp. (1)        18,700    1,346,430
Bank One Corp.                   12,400      731,600
BankBoston Corp.                  7,000      343,000
Bankers Trust Corp.               1,000       90,062
CCB Financial Corp.                 200       11,550
Charter One Financial, Inc.       1,800       56,250
Chase Manhattan Corp.             1,200       99,300
Citigroup, Inc.                  23,700    1,783,425
Commerce Bancshares, Inc.           600       24,563
Compass Bancshares, Inc.          1,100       29,975

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                Shares        Value

-----------------------------------------------------------
Finance -- continued
Dime Bancorp, Inc.                       1,100 $     25,369
Fannie Mae                               8,200      581,687
First American Corp.                     1,100       42,694
First Union Corp.                       10,400      575,880
First Virginia Banks, Inc.                 500       24,969
FirstMerit Corp.                           900       25,031
Fleet Financial Group, Inc.              1,600       68,900
Franklin Resources, Inc.                 2,600      104,000
Freddie Mac                              3,500      219,625
Golden West Financial Corp.                600       60,075
GreenPoint Financial Corp.               1,200       42,000
Hibernia Corp.                           1,500       19,969
Household International, Inc.            4,900      246,531
KeyCorp                                  4,700      145,406
Lehman Brothers Holdings, Inc.           1,200       66,675
M & T Bank Corp.                           100       55,900
Marshall & Ilsley Corp.                  1,100       77,000
MBNA Corp.                               3,600      101,475
Mellon Bank Corp.                        2,600      193,212
Mercantile Bancorp., Inc.                1,700       96,902
Mercantile Bankshares Corp.                700       25,900
Morgan Stanley Dean Witter & Co.         6,100      605,044
National City Corp.                      2,900      208,075
National Commerce Bancorp.               1,100       27,500
North Fork Bancorp., Inc.                1,400       31,500
Pacific Century Financial Corp.            400        8,700
Paine Webber Group, Inc.                 1,300       61,019
Peoples Heritage Financial Group, Inc.   1,000       19,375
PNC Bank Corp.                           3,200      185,200
Regions Financial Corp.                  2,400       90,600
Republic New York Corp.                  1,100       64,625
SouthTrust Corp.                         1,700       67,734
Sovereign Bancorp, Inc.                  1,700       23,181
Summit Bancorp.                          1,800       76,275
SunTrust Banks, Inc.                     3,400      243,100
TCF Financial Corp.                        800       23,200
The Bear Stearns Cos., Inc.              1,100       51,288
The CIT Group, Inc.                        900       29,250
The FINOVA Group, Inc.                     600       28,988
U.S. Bancorp                             7,900      292,794
Union Planters Corp.                     1,500       64,219
Washington Mutual, Inc.                  6,300      259,087
Wells Fargo Co.                         17,800      768,745
Wilmington Trust Corp.                     300       18,431
                                               ------------
                                                 11,355,719
                                               ------------
Health Services -- 1.80%
Aetna, Inc.                              2,000      175,375
Bausch & Lomb, Inc.                        400       30,000
Boston Scientific Corp.                  1,500       63,844
CIGNA Corp.                              2,900      252,844

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                     Shares        Value

----------------------------------------------------------------
Health Services -- continued
Columbia/HCA Healthcare Corp.                 8,600 $    212,312
HCR Manor Care, Inc. @                        1,600       44,400
Health Management Associates, Inc. @          3,400       53,125
HEALTHSOUTH Corp. @                           5,600       75,250
Humana, Inc.                                  2,300       31,338
Medtronic, Inc.                               4,100      294,944
PacifiCare Health Systems, Inc. @               400       31,913
Stryker Corp.                                 1,100       67,306
Tenet Healthcare Corp. @                      4,400      103,950
The Perkin-Elmer Corp.                          700       75,687
United HealthCare Corp.                       2,500      140,312
Wellpoint Health Networks, Inc. @               900       63,225
                                                    ------------
                                                       1,715,825
                                                    ------------
Insurance -- 2.82%
20th Century Industries                         500        8,906
Ambac Financial Group, Inc.                   1,000       60,375
American General Corp.                        1,400      103,600
American International Group, Inc. (1)        6,300      739,856
Aon Corp.                                     2,300      157,550
Cincinnati Financial Corp.                      900       36,338
Lincoln National Corp.                          700       67,234
Marsh & McLennan Cos., Inc.                   3,600      275,625
MBIA, Inc.                                    1,400       94,150
Mercury General Corp.                           800       28,900
Provident Cos., Inc.                          2,600      102,375
SAFECO Corp.                                  1,800       71,550
The Allstate Corp.                           11,300      411,037
The Chubb Corp.                               2,200      130,350
The Equitable Cos., Inc.                      1,200       80,775
The Hartford Financial Services Group, Inc.   1,300       76,619
The St. Paul Cos., Inc.                       3,100       88,931
Torchmark Corp.                               1,700       58,119
Travelers Property Casualty Corp.               800       27,600
UNUM Corp.                                    1,400       76,475
                                                    ------------
                                                       2,696,365
                                                    ------------
Multi-Industry -- 7.60%
AlliedSignal, Inc.                            8,200      481,750
Browning-Ferris Industries, Inc.              1,400       55,825
Eastman Kodak Co.                             5,000      373,125
General Electric Co.                         21,700    2,289,359
Harris Corp.                                  1,200       41,475
Honeywell, Inc.                                 900       85,275
ITT Industries, Inc.                          1,500       54,000
Lockheed Martin Corp.                         6,100      262,681
Minnesota Mining & Manufacturing Co.          4,100      364,900
Raytheon Co.                                  4,900      339,019
Symbol Technologies, Inc.                       900       42,975
Tenneco, Inc.                                 2,700       72,867
The Boeing Co.                               13,800      560,625
The Seagram Co. Ltd.                          7,800      447,525

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                             Shares        Value

--------------------------------------------------------
Multi-Industry -- continued
Tyco International Ltd.              11,600 $    942,500
Waste Management, Inc.                8,900      502,840
Xerox Corp.                           5,800      340,750
                                            ------------
                                               7,257,491
                                            ------------
Pharmaceutical -- 8.81%
Abbott Laboratories                  13,000      629,687
ALZA Corp. @                          1,000       33,563
American Home Products Corp.         16,300      994,300
Amgen, Inc. @                         6,300      387,056
Bristol-Myers Squibb Co.             22,000    1,398,375
Chiron Corp. @                        2,200       44,275
Eli Lilly & Co.                      13,900    1,023,342
Forest Laboratories, Inc. @           1,400       62,300
Genzyme Corp. @                       1,000       37,750
Immunex Corp. @                         700       66,850
Johnson & Johnson                     5,900      575,250
MedImmune, Inc. @                       700       38,588
Merck & Co., Inc. (1)                12,200      857,050
Monsanto Co.                          7,900      357,477
Pfizer, Inc. (1)                      6,300      724,894
Schering-Plough Corp.                 8,300      400,994
Warner-Lambert Co.                   10,800      733,692
Watson Pharmaceuticals, Inc. @        1,200       48,603
                                            ------------
                                               8,414,046
                                            ------------
Retail -- 5.63%
Albertson's, Inc.                       800       41,200
American Stores Co.                   8,800      277,750
AutoZone, Inc. @                      2,100       63,000
Circuit City Stores, Inc.             1,500       92,250
Costco Cos., Inc.                     3,100      250,906
CVS Corp.                             2,700      128,588
Dayton Hudson Corp.                   5,700      383,681
Dillard's, Inc.                       1,400       38,763
Federated Department Stores, Inc. @   3,100      144,731
Hannaford Brothers Co.                  600       26,175
J.C. Penney, Inc.                     3,900      177,938
Kmart Corp.                           7,100      105,613
Nordstrom, Inc.                       2,100       73,894
Safeway, Inc. @                       7,400      399,137
Sears, Roebuck & Co.                  5,700      262,200
The Gap, Inc.                         5,100      339,356
The Home Depot, Inc.                  8,500      509,469
The Kroger Co.                        3,800      206,387
The May Department Stores Co.         5,000      199,062
The TJX Cos., Inc.                    4,800      159,900
Tiffany & Co.                           500       42,000
Toys "R" Us, Inc. @                   3,700       80,475
Wal-Mart Stores, Inc.                29,900    1,375,400
                                            ------------
                                               5,377,875
                                            ------------

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                   Shares        Value

--------------------------------------------------------------
Services -- 6.11%
America Online, Inc. @                      6,800 $    970,700
AT&T Corp. -- Liberty Media Group @         7,900      504,612
Automatic Data Processing, Inc.             6,200      275,909
Cendant Corp. @                            15,500      279,000
Comcast Corp.                               5,600      367,850
Electronic Data Systems Corp. @               200       10,750
Equifax, Inc.                               2,900      104,219
Gannett Co., Inc.                           4,600      325,737
Hilton Hotels Corp.                         5,100       79,688
Knight Ridder, Inc.                         1,500       80,719
McDonald's Corp.                           11,000      466,125
MediaOne Group, Inc. @                     10,200      831,937
Mirage Resorts, Inc. @                      2,900       65,069
R.R. Donnelley & Sons Co.                   2,200       77,825
Service Corp. International                 4,400       91,300
Starwood Hotels & Resorts Worldwide, Inc.   3,400      124,737
The New York Times Co.                      3,500      120,750
The Times Mirror Co.                        1,600       93,600
The Walt Disney Co.                        16,800      533,400
The Washington Post Co.                       200      114,800
Time Warner, Inc.                           3,300      231,000
Tribune Co.                                 1,000       83,438
                                                  ------------
                                                     5,833,165
                                                  ------------
Stable -- 6.99%
Bestfoods                                   3,000      150,563
Campbell Soup Co.                           4,200      172,200
Colgate-Palmolive Co.                         600       61,463
General Mills, Inc.                         1,200       87,750
H.J. Heinz Co.                              3,900      182,090
Hershey Foods Corp.                         1,500       78,938
Kellogg Co.                                 1,800       66,600
Kimberly-Clark Corp.                        5,800      355,621
Nabisco Holdings Corp.                        500       18,906
PepsiCo, Inc.                              15,800      583,612
Philip Morris Cos., Inc.                   26,400      925,725
Ralston Purina Co.                          3,500      106,750
Sara Lee Corp.                              9,900      220,230
The Coca-Cola Co.                          26,200    1,781,485
The Gillette Co.                            1,100       57,406
The Pepsi Bottling Group, Inc.              1,600       33,700
The Procter & Gamble Co.                   14,200    1,332,137
Unilever NV **                              7,000      454,593
                                                  ------------
                                                     6,669,769
                                                  ------------
Technology -- 15.56%
3Com Corp. @                                2,500       65,313
Adobe Systems, Inc.                           600       38,025
Apple Computer, Inc.                        2,400      110,400
Applied Materials, Inc. @                   3,900      209,137
BMC Software, Inc. @                        2,300       99,044
Cisco Systems, Inc. @                      16,100    1,836,406

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                 Shares        Value

------------------------------------------------------------
Technology -- continued
Compaq Computer Corp.                     1,200 $     26,775
Computer Associates International, Inc.   3,900      166,481
Dell Computer Corp. @ (1)                25,600    1,054,537
Electronic Arts, Inc. @                     600       30,488
EMC Corp.                                 5,300      577,369
First Data Corp.                          4,600      195,213
Gateway 2000, Inc. @                      1,800      119,138
Hewlett-Packard Co.                       2,000      157,750
Intel Corp.                              33,500    2,049,844
International Business Machines Corp.     9,300    1,945,444
Lucent Technologies, Inc.                23,500    1,412,831
Microsoft Corp. @                        34,400    2,797,150
Motorola, Inc.                            6,100      488,762
Oracle Corp. @                           14,500      392,419
Quantum Corp. @                           2,200       39,325
Seagate Technology, Inc. @                2,600       72,475
Sun Microsystems, Inc. @                  8,100      484,481
Texas Instruments, Inc.                   4,100      418,712
Xilinx, Inc. @                            1,400       63,875
                                                ------------
                                                  14,851,394
                                                ------------
Telecommunications -- 8.21%
Ameritech Corp.                           7,800      533,834
AT&T Corp. (1)                           20,400    1,030,200
Bell Atlantic Corp.                      16,900      973,862
BellSouth Corp.                           4,800      214,635
Frontier Corp.                            3,500      193,156
GTE Corp.                                10,600      709,538
Level 3 Communications, Inc. @            4,400      396,275
MCI WorldCom, Inc. @                     19,700    1,618,981
Northern Telecom Ltd.                     6,100      415,944
SBC Communications, Inc.                 24,000    1,344,000
Sprint Corp.                              1,200      123,075
US West, Inc.                             5,500      287,719
                                                ------------
                                                   7,841,219
                                                ------------
Transportation -- 0.98%
AMR Corp.                                 1,900      132,644
Burlington Northern Santa Fe Corp.        4,900      179,462
CNF Transportation, Inc.                    400       17,475
COMAIR Holdings, Inc.                       800       17,650
Continental Airlines, Inc. @                300       12,956
CSX Corp.                                 2,200      108,350
Delta Air Lines, Inc.                       200       12,688
FDX Corp.                                   600       67,538
Norfolk Southern Corp.                    3,900      127,481
Ryder System, Inc.                          700       18,463
Southwest Airlines Co.                    2,900       94,431
Union Pacific Corp.                       2,500      150,000
                                                ------------
                                                     939,138
                                                ------------

--------------------------------------------------------------------------------

NORTHSTAR RESEARCH ENHANCED INDEX FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                   Shares/Principal Amount        Value

-------------------------------------------------------------------------------
Utilities -- 2.47%
Allegheny Energy, Inc.                                       1,500 $     51,094
Ameren Corp.                                                 1,800       69,637
Baltimore Gas & Electric Co.                                 2,000       56,250
Carolina Power & Light Co.                                     900       36,281
Central & South West Corp.                                   7,600      188,695
Cinergy Corp.                                                2,000       59,625
CMS Energy Corp.                                             1,400       61,600
Columbia Energy Group                                        1,200       57,675
Consolidated Natural Gas Co.                                 1,200       71,400
Dominion Resources, Inc.                                     3,000      123,375
Duke Energy Corp.                                            3,000      168,000
Edison International                                         4,500      110,250
El Paso Energy Corp.                                         1,500       55,125
Enron Corp.                                                  1,600      120,400
Entergy Corp.                                                3,600      112,481
FPL Group, Inc.                                              1,400       78,925
GPU, Inc.                                                      700       26,688
New England Electric System                                    100        4,950
NiSource, Inc.                                                 800       22,200
Northeast Utilities                                          1,800       28,800
Northern States Power Co.                                    2,200       53,075
PG&E Corp.                                                   4,900      152,206
Pinnacle West Capital Corp.                                  1,200       46,575
PP& L Resources, Inc.                                        2,300       64,226
Reliant Energy, Inc.                                         3,300       93,431
TECO Energy, Inc.                                            1,900       40,494
Texas Utilities Co.                                          4,000      159,000
The Southern Co.                                             7,300      197,556
Western Resources, Inc.                                        200        5,438
Wisconsin Energy Corp.                                       1,700       45,688
                                                                   ------------
                                                                      2,361,140
                                                                   ------------
Total Common Stocks
(cost $82,420,890)                                                   87,347,761
                                                                   ------------
Total Investment Securities -- 91.48%
(cost $82,420,890)                                                   87,347,761
                                                                   ------------
Short-Term Investment -- 0.19%
U.S. Treasury Notes (1), 5.875% due
11/15/99                                                $  185,000      186,069
                                                                   ------------
Total Short-Term Investments
(cost $186,142)                                                         186,069
                                                                   ------------
Repurchase Agreement -- 4.56%
Agreement with State Street Bank and
Trust bearing interest at 4.72% dated
4/30/99, to be repurchased 5/03/99 in the
amount of $4,353,712 and collateralized
by $3,425,000 U.S. Treasury Notes, 7.875%
due 11/15/99 and $820,000 U.S. Treasury
Notes, 5.50% due 5/31/00, value
$3,600,531 and $843,575, respectively
(cost $4,352,000)                                        4,352,000    4,352,000
                                                                   ------------
Other assets less liabilities -- 3.77%                                3,596,281
                                                                   ------------
Net Assets -- 100.00%                                              $ 95,482,111
                                                                   ============

@    Non-income producing security
**   American Depositary Receipts.

(1) The security or a portion thereof has been segregated as collateral for written option contracts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]

MARY LISANTI


NORTHSTAR
INCOME & GROWTH FUND

                                                             [LOGO OF NORTHSTAR]

The Markets
  . At the end of last October, it became apparent that the world's financial system was not going to collapse under the weight of the Russian default and the collapse of Long Term Capital Management. Thus, the flight to quality into U.S. Treasury Bonds reversed course, as investors snapped up shares of growth stocks. The yield on the 30-year U.S. Treasury backed up from 5.15% at the end of October to 5.67% by the end of April, while the 10-year Treasury yield increased from 4.61% to 5.51% over the same time frame.
  . Within the equity markets, the S&P 500 Index rose 22.32% over the last six months. In late 1998 and early 1999, technology shares drove the equity markets higher, but as oil prices recovered from their lowest level of the decade and signs of global growth appeared, investors rotated into more economically sensitive industries including energy, basic materials and capital goods.
  . The markets ignored some major economic and political events within the U.S. and abroad, including a major devaluation in Brazil, the failed im-peachment of President Clinton and bombings in Iraq and the Balkans.

The Fund
  . For the six-month period ended April 30, 1999, the Northstar Income &
    Growth Fund earned a return of 13.72%, 13.22%, and 13.05% for Class A, B, and C shares, respectively. The Lipper average for balanced funds gained of 12.79% during the same period.
  . The restructuring of the Fund continued as the total number of stocks held in the portfolio was increased to reduce overall volatility. The dramatic decline in U.S. equity valuations during the fall of 1998 created remark-able opportunities to find excellent companies at bargain valuations. Telecommunications was one of the areas in which we added positions that had a significant positive impact on performance. Also, as it became ap-parent that the U.S. would continue to support the global economy, we added to positions in the energy and consumer cyclical sectors.
  . Six months ago, we began to move the Fund to a heavier weighting in equi-ties as we felt that there was limited upside to bonds when the 30-Year U.S. Treasury yield fell below 5%. Thus, the bond weighting was trimmed to the minimum 25%. However, in keeping with the cyclical theme in the equity portion of the Fund, we moved into more aggressive BBB- and A-rated cred-its, in the belief that corporate credit spreads represented a better risk/reward tradeoff.

Current Strategy
  . We remain focused on cyclical industries such as consumer and energy stocks as the rest of the world returns to positive economic growth. The Fund has continued to reduce its interest rate exposure by lowering its overweight position in the financial sector and the duration of its bond holding as the likelihood of a Federal Reserve rate hike increases. Six months ago, we took the opportunity to increase technology because this sector was particularly undervalued, but we have since found more promis-ing valuations in telecommunications sector.
  . The Northstar Income & Growth Fund is very well positioned to take advan-tage of the current economic environment. The fixed income portion of the fund is more aggressive with credit risk and more conservative with re-spect to inflation and a possible tightening action by the Fed. The equity portion still provides good current income (the equity yield is 1.6% ver-sus the S&P 500 yield of 1.2%), while also providing growth opportunities at reasonable valuations. The P/E ratio of the Income & Growth Fund stands at 22.7 times, significantly below that of the S&P 500, while the Fund's "P/E to growth" or "price of growth" is 1.4, against a comparable 2.9 for the S&P 500.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)      Total Net Assets $119,069,062
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                        % Fund
 (1) Halliburton Co.                          3.4%
 (2) Avon Products, Inc.                      3.0%
 (3) MCI Communications, Inc.                 2.5%
 (4) First Union Corp.                        2.3%
 (5) IES Utilities, Inc.                      2.3%
 (6) Fleet Financial Group, Inc.              2.2%
 (7) International Business Machines Corp.    2.2%
 (8) General Motors Acceptance Corp.          2.1%
 (9) Delphi Automotive Systems Corp.          1.7%
(10) Federal Home Loan Mortgage Corp.         1.6%
                                             -----
                                             23.3%
                                             =====

Top 5 Industries
(by percentage of net assets)

Financial               18.4%

Energy                  13.8%

Consumer Staples        12.8%

Consumer Cyclicals      8.9%


Communication
Services                8.8%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

--------------------------------
                               1
         Inception 5 years  year
--------------------------------
Class A     10.08%  11.19% 1.03%
--------------------------------
Class B      9.54%  11.23% 0.57%
--------------------------------
Class C     10.29%  11.48% 4.22%
--------------------------------

Cumulative Total Return
(do not reflect sales charge)

--------------------------------
                               1
         Inception 5 years  year
--------------------------------
Class A     77.73%  78.40% 6.10%
--------------------------------
Class B     60.88%  72.24% 5.28%
--------------------------------
Class C     64.98%  72.15% 5.16%
--------------------------------

------------------------------------------------------------          ---------

NORTHSTAR INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Industry                                      Value  % of Net Assets
--------------------------------------------------------------------
Repurchase Agreements                  $  2,049,000        1.72%
Basic Material                            4,068,019        3.42
Capital Goods                             8,063,131        6.77
Communication Services                   10,418,506        8.75
Consumer Cyclicals                       10,630,192        8.93
Consumer Staples                         15,212,029       12.78
EDP Peripherals                           2,258,200        1.90
EDP Services                              2,233,794        1.88
Electronic Data Processing                2,665,338        2.24
Electronic Production/Equipment           1,046,400        0.88
Energy                                   16,392,664       13.77
Federal Agencies                          1,886,280        1.58
Financial                                21,949,869       18.43
Hospital/Nursing Management               1,108,469        0.93
Internet Services                           601,013        0.50
Medical Specialties                       2,294,700        1.93
Pharmaceuticals                           5,489,217        4.61
Semiconductor                             1,471,350        1.24
Telecommunications Equipment              2,459,306        2.06
Transportation                            1,256,063        1.05
Utilities                                 9,163,054        7.69
Liabilities in excess of other assets    (3,647,532)      (3.06)
                                       ------------      ------
Net Assets                             $119,069,062      100.00%
                                       ============      ======

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                             Shares        Value

--------------------------------------------------------
Common Stocks -- 76.47%
Basic Material -- 3.42%
Alcoa, Inc.                          14,400 $    896,400
E.I. du Pont de Nemours and Co.      24,300    1,716,188
International Paper Co.              27,300    1,455,431
                                            ------------
                                               4,068,019
                                            ------------
Capital Goods -- 6.77%
AlliedSignal, Inc.                   30,800    1,809,500
Briggs & Stratton Corp.              25,900    1,707,781
Danaher Corp.                        27,300    1,813,744
Ingersoll-Rand Co.                   26,700    1,847,306
PACCAR, Inc.                         15,800      884,800
                                            ------------
                                               8,063,131
                                            ------------
Communication Services -- 6.23%
Ameritech Corp.                      20,300    1,389,281
AT&T Corp.                           22,688    1,145,719
BellSouth Corp.                      28,100    1,257,475
Frontier Corp.                       18,500    1,020,969
GTE Corp.                            19,900    1,332,056
MCI WorldCom, Inc. @                 15,500    1,273,906
                                            ------------
                                               7,419,406
                                            ------------
Consumer Cyclicals -- 7.26%
Ames Department Stores, Inc. @       39,100    1,366,056
Dana Corp.                           31,600    1,489,150
Dayton Hudson Corp.                  20,300    1,366,444
Ford Motor Co.                       21,900    1,400,231
General Motors Corp.                 15,200    1,351,850
Mirage Resorts, Inc. @               31,000      695,562
Pep Boys -- Manny, Moe & Jack        67,900      971,819
                                            ------------
                                               8,641,112
                                            ------------
Consumer Staples -- 9.74%
Avon Products, Inc.                  30,300    1,645,669
Comcast Corp.                        17,200    1,129,825
ConAgra, Inc.                        42,200    1,049,725
Cox Communications, Inc. @           18,000    1,428,750
General Mills, Inc.                  16,000    1,170,000
Kimberly-Clark Corp.                 26,955    1,652,678
McDonald's Corp.                     28,400    1,203,450
The Clorox Co.                       10,600    1,222,975
The Kroger Co.                       20,200    1,097,113
                                            ------------
                                              11,600,185
                                            ------------
EDP Peripherals -- 1.90%
EMC Corp.                            12,000    1,307,250
Lexmark International Group, Inc. @   7,700      950,950
                                            ------------
                                               2,258,200
                                            ------------
EDP Services -- 1.88%
Electronic Data Systems Corp. @      27,900    1,499,625
First Data Corp.                     17,300      734,169
                                            ------------
                                               2,233,794
                                            ------------

--------------------------------------------------------------------------------

NORTHSTAR INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                         Shares        Value

--------------------------------------------------------------------
Electronic Production/Equipment -- 0.88%
Taiwan Semiconductor Manufacturing Co. Ltd @ **  43,600 $  1,046,400
                                                        ------------
Energy -- 10.41%
Anadarko Petroleum Corp.                         31,200    1,183,650
Apache Corp.                                     42,700    1,310,356
Baker Hughes, Inc.                               56,200    1,678,975
Chevron Corp.                                    15,000    1,496,250
Halliburton Co.                                  34,700    1,479,087
Mobil Corp.                                      15,500    1,623,625
Noble Drilling Corp. @                           62,200    1,220,675
Texaco, Inc.                                     15,200      953,800
Transocean Offshore, Inc.                        48,900    1,451,719
                                                        ------------
                                                          12,398,137
                                                        ------------
Financial -- 11.78%
Astoria Financial Corp.                          13,400      671,675
Bank of New York Co., Inc.                       36,200    1,448,000
Chase Manhattan Corp.                            15,800    1,307,450
Citigroup, Inc.                                  22,300    1,678,075
Equity Residential Properties Trust              10,600      490,250
J. P. Morgan & Co., Inc.                         11,300    1,522,675
Mellon Bank Corp.                                19,000    1,411,937
Morgan Stanley Dean Witter & Co.                 13,700    1,358,869
Providian Financial Corp.                        12,300    1,587,469
The Equitable Cos., Inc.                         18,400    1,238,550
Washington Mutual, Inc.                          31,900    1,311,887
                                                        ------------
                                                          14,026,837
                                                        ------------
Hospital/Nursing Management -- 0.93%
Columbia/HCA Healthcare Corp.                    44,900    1,108,469
                                                        ------------
Internet Services -- 0.50%
Mindspring Enterprises, Inc. @                    6,200      601,013
                                                        ------------
Medical Specialties -- 1.93%
Bausch & Lomb, Inc.                              15,700    1,177,500
C.R. Bard, Inc.                                  22,800    1,117,200
                                                        ------------
                                                           2,294,700
                                                        ------------
Pharmaceuticals -- 3.05%
Abbott Laboratories                              23,200    1,123,750
American Home Products Corp.                     17,400    1,061,400
Johnson & Johnson                                14,900    1,452,750
                                                        ------------
                                                           3,637,900
                                                        ------------
Semiconductor -- 1.24%
Altera Corp. @                                    9,400      679,150
LSI Logic Corp.                                  23,300      792,200
                                                        ------------
                                                           1,471,350
                                                        ------------
Telecommunications Equipment -- 2.07%
General Instrument Corp. @                       37,500    1,368,750
Nokia Corp. **                                   14,700    1,090,556
                                                        ------------
                                                           2,459,306
                                                        ------------
Transportation -- 1.05%
Delta Air Lines, Inc.                            19,800    1,256,063
                                                        ------------

--------------------------------------------------------------------------------

NORTHSTAR INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                  Shares/Principal Amount        Value

------------------------------------------------------------------------------
Utilities -- 5.43%
El Paso Energy Corp.                                       36,900 $  1,356,075
Enron Corp.                                                19,900    1,497,475
Montana Power Co.                                          22,800    1,700,025
Texas Utilities Co.                                        14,600      580,350
Williams Cos., Inc.                                        28,200    1,332,450
                                                                  ------------
                                                                     6,466,375
                                                                  ------------
Total Common Stocks
(cost $75,684,180)                                                  91,050,397
                                                                  ------------
Domestic Corporate Bonds -- 23.29%
Communication Services -- 2.52%
MCI Communications, Inc.
6.50%, Sr. Notes, 4/15/10                              $3,000,000    2,999,100
                                                                  ------------
Consumer Cyclicals -- 1.67%
Delphi Automotive Systems Corp.
6.125%, Notes, 5/01/04                                  2,000,000    1,989,080
                                                                  ------------
Consumer Staples -- 3.03%
Avon Products, Inc.
6.55%, Notes, 8/01/07                                   3,600,000    3,611,844
                                                                  ------------
Electronic Data Processing -- 2.24%
International Business Machines Corp.
6.45%, Notes, 8/01/07                                   2,600,000    2,665,338
                                                                  ------------
Energy -- 3.35%
Halliburton Co.
5.625%, Notes, 12/01/08                                 4,165,000    3,994,527
                                                                  ------------
Financial -- 6.65%
First Union Corp.
7.50%, Subordinated Notes, 7/15/06                      2,600,000    2,763,358
Fleet Financial Group, Inc.
7.19%, Subordinated Notes, 10/02/12                     2,600,000    2,606,552
General Motors Acceptance Corp.
6.125%, Notes, 1/22/08                                  2,600,000    2,553,122
                                                                  ------------
                                                                     7,923,032
                                                                  ------------
Pharmaceuticals -- 1.56%
American Home Products
7.90%, Notes, 2/15/05                                   1,700,000    1,851,317
                                                                  ------------
Utilities -- 2.27%
IES Utilities, Inc.
6.625%, Sr. Debentures, 8/01/09                         2,700,000    2,696,679
                                                                  ------------
Total Domestic Corporate Bonds
(cost $27,692,310)                                                  27,730,917
                                                                  ------------
U.S. Government and Agencies -- 1.58%
Federal Home Loan Mortgage Corp., 5.125%
due 10/15/08                                            2,000,000    1,886,280
                                                                  ------------
Total U.S. Government and Agencies
(cost $1,990,700)                                                    1,886,280
                                                                  ------------
Total Investment Securities -- 101.34%
(cost $105,367,190)                                                120,667,594

--------------------------------------------------------------------------------

NORTHSTAR INCOME & GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                         Principal Amount        Value

-------------------------------------------------------------------------------
Repurchase Agreement -- 1.72%
Agreement with State Street Bank and Trust
bearing interest at 4.72% dated 4/30/99, to be
repurchased 5/03/99 in the amount of $2,049,806
and collateralized by $2,035,000 U.S. Treasury
Notes, 5.50% due 5/31/00, value $2,093,506
(cost $2,049,000)                                      $2,049,000 $  2,049,000
Liabilities in excess of other assets --
 (3.06%)                                                            (3,647,532)
                                                                  ------------
Net Assets -- 100.00%                                             $119,069,062
                                                                  ============

@    Non-income producing security.
**   American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]
THOMAS OLE DIAL

[PHOTO]
JEFFREY AURIGEMMA


NORTHSTAR
HIGH TOTAL RETURN FUND II

                                                             [LOGO OF NORTHSTAR]


The Markets
  . The six months ended April 30, 1999 closed with robust equity markets and GDP growth rates of approximately 4%. The equity markets' outstanding per-formance was primarily due to the strength of the U.S. economy and absence of inflation indicators. During the period, the Federal Reserve remained neutral. However following its May meeting, the Federal Reserve became bi-ased toward tightening. Additionally, worldwide markets stabilized, re-bounding off their lows. Inflation continued to remain low at roughly 1.5%, as both lower commodity prices and imports kept prices in check. Over the course of the six months, yields of 10- and 30-year Treasury bonds had a significant backup. Their yields as of April 30, 1999 stood at 5.51% and 5.67%, up 90 bps and 52 bps, respectively, for the six months ended April 30, 1999. The backup in interest rates was primarily due to the continued strength of the economy, which raised concern among Fed watchers as to the possibility that the Fed might increase rates. High yield bonds continued to climb modestly as liquidity concerns diminished, investor confidence in the stock market returned and the domestic economic outlook remained robust.
  . The Lehman Brothers Corporate High Yield Index returned 8.25% for the six months ended April 30, 1999 compared to 0.70% for the Lehman Brothers U.S. Aggregate Bond Index. As economic and financial concerns abated during the quarter, high yield bonds continued to show signs of improvement as world-wide markets stabilized. However, the spreads differential high yield bonds and treasury bonds only fell modestly due to a back up in Treasury bond yields. At the end of the period, high yield spreads still remained historically wide to Treasuries at 525 to 650 basis points. In general, bonds with lower credit ratings bounced off their lows and outperformed the upper tier of the high yield market.
  . The Lehman Brothers Emerging Market Bond Index rose 17.38% for the six months ended April 30, 1999. The bounce in emerging markets was primarily due to liquidity concerns abating and investors continuing to comb for op-portunities from the third quarter 1998 collapse.

The Fund
  . For the six month period ended April, 30 1999, the Northstar High Total
    Return Fund II earned a return of 6.03%, 5.65%, and 5.64% for Class A, B, and C shares, respectively. The Lipper average for high yield funds was 10.41%.
  . Since the third quarter 1998 meltdown, high yield investors have demanded a significant liquidity premium. This bias for more liquid issues has re-sulted in outperformance by larger-sized issues. The Fund's allocation to smaller-sized issues adversely affected the Fund's performance during the period. Furthermore, during the first quarter of 1999, the Fund began a restructuring process.
  . As a result of the restructuring, distressed and under-performing assets such as shipping, oil and gas and emerging market credits were cut back. As of April 30, 1999, shipping, oil and gas and emerging markets repre-sented 1.7%, 6.6% and 6.0%, respectively, of the Fund. As the Fund's expo-sure to more commodities driven credits was lowered, weightings in the ca-ble, gaming and telecommunications sectors were increased. These sectors should provide both growth and stability to the Fund.

Current Strategy
  . We will maintain the Fund's above-average allocation to non-cyclical in-dustries, maintain positions in bonds that have equity kickers, and focus on investments in undervalued bonds that have high yields and above-aver-age potential for capital appreciation. Additionally, we will continue the restructuring process which includes certain initiatives such as limiting the number of securities purchased, holdings such as bonds with equity kickers, emerging market debt, zero coupon bonds and non-rated securities. The Fund managers believe that these initiatives should help to mitigate volatile swings in the Fund's NAV.
  . We anticipate completing the above-mentioned restructuring process no later than the third quarter of 1999. Liquidity in the market will remain a factor in determining whether or not we are able to successfully com-plete the restructuring within the desired timeframe. Additionally, the Fund will continue to follow the barbell approach, blending BB and upper tier B credits to mitigate the downside of volatility swings associated with big market moves.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)      Total Net Assets $262,303,758
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                % Fund
 (1) Intracel Corp.                   2.6%
 (2) Globix Corp.                     2.3%
 (3) HMH Properties, Inc.             2.2%
 (4) Amazon.Com, Inc.                 2.1%
 (5) Hard Rock Hotel, Inc.            2.0%
 (6) Compass Aerospace Corp.          1.9%
 (7) Nextel Communications, Inc.      1.9%
 (8) Packaged Ice, Inc.               1.9%
 (9) TransAmerican Refining Corp.     1.9%
(10) EchoStar Communications Corp.    1.8%
                                     -----
                                     20.6%
                                     =====

Top 5 Industries
(by percentage of net assets)

Telecommunications      21.3%

Cable Television        9.2%

Healthcare              7.5%

Hotel & Gaming          7.1%

Oil &  Gas              6.6%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

-----------------------------------
         Inception 5 years   1 year
-----------------------------------
Class A      5.37%     N/A (10.32)%
-----------------------------------
Class B      5.82%     N/A (10.78)%
-----------------------------------
Class C      7.01%     N/A  (7.38)%
-----------------------------------

Cumulative Total Return
(do not reflect sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A     18.10%     N/A (5.88)%
----------------------------------
Class B     16.46%     N/A (6.52)%
----------------------------------
Class C     16.46%     N/A (6.53)%
----------------------------------

-------------------------------------------------         -           ---------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                    Principal Amount/Units        Value

-------------------------------------------------------------------------------
Domestic Bonds & Notes -- 74.52%
Aerospace & Defense -- 1.92%
Compass Aerospace Corp. #
10.125%, Sr. Subordinated Notes, 4/15/05                $5,210,000 $  5,027,650
Willcox & Gibbs, Inc. *
12.25%, Company Guarantee, 12/15/03                          4,000          740
                                                                   ------------
                                                                      5,028,390
                                                                   ------------
Automotive Manufacturing -- 1.67%
Prestolite Electric, Inc.
9.625%, Guaranteed Sr. Notes, 2/01/08                    2,000,000    1,990,000
Safelite Glass Corp. #
9.875%, Sr. Subordinated Notes, 12/15/06                 2,500,000    2,393,750
                                                                   ------------
                                                                      4,383,750
                                                                   ------------
Broadcasting -- 1.85%
Brill Media Company LLC $
7.50/12.00%, Sr. Notes, 12/15/07                         3,000,000    2,415,000
Brill Media Company LLC $
7.50/12.00%, Sr. Subordinated Appreciation
Notes, 12/15/07                                             85,714        3,000
Unisite, Inc. ++
13.00%, Notes, 12/15/04                                  2,064,000    2,442,744
                                                                   ------------
                                                                      4,860,744
                                                                   ------------
Cable Television -- 6.87%
Century Communications Corp.
0%, Sr. Discount Notes, 1/15/08                          4,800,000    2,304,000
Charter Commerce Holdings LLC # $
0/9.92%, Sr. Discount Notes, 4/01/11                     6,500,000    4,330,625
Diva Systems Corp. $
0/12.625%, Sr. Discount Notes, 3/01/08                   7,000,000    2,590,000
EchoStar Communications Corp. #
9.25%, Sr. Notes, 2/01/06                                4,500,000    4,725,000
Mediacom LLC & Mediacom Capital Corp.
8.50%, Sr. Notes, 4/15/08                                2,500,000    2,581,250
TVN Entertainment Corp. (1)
14.00%, Units, 8/01/08                                       1,500    1,312,500
Wireless One, Inc. *
13.00%, Sr. Notes, 10/15/03                                200,000      187,000
                                                                   ------------
                                                                     18,030,375
                                                                   ------------
Capital Goods Manufacturing -- 1.53%
Indesco International, Inc.
9.75%, Sr. Subordinated Notes, 4/15/08                   3,500,000    2,257,500
Moll Industries, Inc.
10.50%, Sr. Subordinated Notes, 7/01/08                  2,000,000    1,760,000
                                                                   ------------
                                                                      4,017,500
                                                                   ------------
Chemical -- 2.42%
American Eco Corp.
9.625%, Company Guarantee, 5/15/08                       2,200,000    1,331,000
American Pacific Corp.
9.25%, Sr. Notes, 3/01/05                                3,000,000    3,135,000

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                          Principal Amount        Value

-------------------------------------------------------------------------------
Chemical -- continued
Laroche Industries, Inc.
9.50%, Sr. Subordinated Notes, 9/15/07                  $2,500,000 $  1,887,500
                                                                   ------------
                                                                      6,353,500
                                                                   ------------
Computer/Electronics -- 1.14%
Cooperative Computing, Inc.
9.00%, Sr. Subordinated Notes, 2/01/08                   3,000,000    2,670,000
Electronic Retailing Systems International, Inc.
$
0/13.25%, Sr. Discount Notes, 2/01/04                    1,000,000      335,000
                                                                   ------------
                                                                      3,005,000
                                                                   ------------
Consumer Products -- 3.43%
Decora Industries, Inc.
11.00%, Sr. Secured Notes, 5/01/05                       4,000,000    3,900,000
Packaged Ice, Inc.
9.75%, Sr. Notes, 2/01/05                                5,000,000    5,100,000
                                                                   ------------
                                                                      9,000,000
                                                                   ------------
Energy -- 0.59%
Michael Petroleum Corp.
11.50%, Sr. Notes, 4/01/05                               2,500,000    1,537,500
                                                                   ------------
Entertainment/Film -- 0.80%
Southwest Royalties, Inc.
10.50%, Company Guarantee, 10/15/04                      5,000,000    2,087,500
                                                                   ------------
Food/Beverage/Tobacco -- 3.71%
Ameriserve Food Distribution, Inc.
8.875%, Sr. Notes, 10/15/06                              5,000,000    4,662,500
Favorite Brands International, Inc. *
10.25%, Sr. Notes, 7/20/07                               2,000,000      130,000
North Atlantic Trading, Inc.
11.00%, Company Guarantee, 6/15/04                       3,600,000    3,690,000
Standard Commercial Tobacco Co., Inc.
8.875%, Company Guarantee, 8/01/05                         350,000      306,250
Tom's Foods, Inc.
10.50%, Sr. Secured Notes, 11/01/04                      1,000,000      935,000
                                                                   ------------
                                                                      9,723,750
                                                                   ------------
Healthcare -- 6.65%
Health Insurance Plan of Greater New York
11.25%, Notes, 7/01/10                                   4,000,000    4,020,000
Intracel Corp. ++
12.00%, Escrow Notes, 8/25/03                            1,317,073    1,188,658
Intracel Corp. ++
12.00%, Notes, 8/25/03                                   7,682,927    6,933,842
Mediq, Inc. $
0/13.00%, Debentures, 6/01/09                            7,000,000    2,835,000
Packard Bioscience, Inc.
9.375%, Sr. Subordinated Notes, 3/01/07                  2,500,000    2,456,250
                                                                   ------------
                                                                     17,433,750
                                                                   ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                  Principal Amount        Value

-----------------------------------------------------------------------
Homebuilders/Home Construction -- 1.33%
Engle Homes, Inc.
9.25%, Sr. Notes, 2/01/08                       $3,500,000 $  3,491,250
                                                           ------------
Hotel & Gaming -- 7.14%
Aladdin Gaming Holdings Corp. $
0/13.50%, Sr. Discount Notes, 3/01/10            3,000,000    1,275,000
Ameristar Casinos, Inc.
8.00%, Sr. Secured Notes, 1/02/04                1,706,960    1,544,799
Ameristar Casinos, Inc.
10.50%, Company Guarantee, 8/01/04                 750,000      761,250
Hard Rock Hotel, Inc.
9.25%, Sr. Subordinated Notes, 4/01/05           5,500,000    5,362,500
HMH Properties, Inc.
7.875%, Sr. Secured Notes, 8/01/08               6,000,000    5,850,000
Venetian Casino Resort LLC.
10.00%, Sr. Subordinated Notes, 11/15/05         4,000,000    3,940,000
                                                           ------------
                                                             18,733,549
                                                           ------------
Insurance -- 0.57%
Superior National Insurance Group, Inc.
10.75%, Company Guarantee, 12/01/17                 15,000    1,500,000
                                                           ------------
Leisure -- 2.77%
Globix Corp.
13.00%, Sr. Notes, 5/01/05                       6,000,000    6,030,000
Silverleaf Resorts, Inc.
10.50%, Company Guarantee, 4/01/08                 500,000      427,500
Source Media, Inc.
12.00%, Sr. Notes, 11/01/04                      1,000,000      805,000
                                                           ------------
                                                              7,262,500
                                                           ------------
Oil & Gas -- 4.53%
Corporate Express Holdings, Inc.
9.625%, Sr. Notes, 6/01/08                       3,000,000    2,880,000
Forman Petroleum Corp. *
13.50%, Company Guarantee, 6/01/04               2,000,000    1,010,000
TransAmerican Refining Corp. # & *
15.00%, Sr. Notes, 12/01/03                      5,000,000    4,975,000
Windsor Petroleum Transport Corp. #
7.84%, Notes, 1/15/21                            4,000,000    3,020,000
                                                           ------------
                                                             11,885,000
                                                           ------------
Packaging -- 0.81%
Graham Packaging Holdings Co. $
0/10.75%, Sr. Discount Notes, 1/15/09            3,000,000    2,115,000
                                                           ------------
Publishing/Printing -- 1.28%
Mail-Well Corp. #
8.75%, Sr. Subordinated Notes, 12/15/08          3,250,000    3,347,500
                                                           ------------
Restaurants -- 1.49%
Romacorp, Inc.
12.00%, Sr. Notes, 7/01/06                       4,000,000    3,900,000
                                                           ------------
Services -- 4.00%
Comforce Corp. &
15.00%, Sr. Secured Debentures, 12/01/09         2,894,708    2,909,181

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                         Principal Amount        Value

------------------------------------------------------------------------------
Services -- continued
Mentus Media Corp. &
12.00%, Sr. Secured Notes, 2/01/03                     $1,676,000 $  1,449,740
NBC Acquisition Corp. $
0/10.75%, Sr. Discount Debenture, 2/15/09               3,000,000    1,755,000
Sabreliner Corp. #
11.00%, Sr. Notes, 6/15/08                              3,000,000    2,655,000
U.S. Office Products Co.
9.75%, Sr. Subordinated Notes, 6/15/08                  2,500,000    1,712,500
                                                                  ------------
                                                                    10,481,421
                                                                  ------------
Shipping -- 0.70%
Simcala, Inc.
9.625%, Sr. Notes, 4/15/06                              1,500,000    1,095,000
Ultralpetrol Bahamas Ltd.
10.50%, 1st Mortage Notes, 4/01/08                        900,000      742,500
                                                                  ------------
                                                                     1,837,500
                                                                  ------------
Specialty Retailing -- 2.47%
Amazon.Com, Inc. $
0/10.00%, Sr. Discount Notes, 5/01/08                   7,500,000    5,475,000
Pamida, Inc.
11.75%, Sr. Subordinated Notes, 3/15/03                 1,000,000    1,005,000
                                                                  ------------
                                                                     6,480,000
                                                                  ------------
Steel -- 0.31%
Geneva Steel Co. *
9.50%, Sr. Notes, 1/15/04                               3,000,000      585,000
NSM Steel Company Ltd. # *
12.00%, Company Guarantee, 2/01/06                      1,500,000      232,500
                                                                  ------------
                                                                       817,500
                                                                  ------------
Telecommunications -- 14.54%
Dobson/Sygnet Communications #
12.25%, Sr. Notes, 12/15/08                             2,500,000    2,793,750
International Wireless Communications Holdings,
Inc. (2)
0%, Sr. Secured Discount Notes, 8/15/01                 1,500,000      157,500
Iridium Capital Corp.
14.00%, Company Guarantee, 7/15/05                      2,500,000      962,500
Iridium LLC Capital Corp.
13.00%, Sr. Secured Notes, 7/15/05                      2,000,000      710,000
ITC Deltacom, Inc.
11.00%, Sr. Notes, 6/01/07                                  3,000        3,405
IXC Communications, Inc.
9.00%, Sr. Subordinated Notes, 4/15/08                  3,000,000    3,022,500
Level 3 Communications, Inc.
9.125%, Sr. Notes, 5/01/08                              3,000,000    3,075,000
Metromedia Fiber Network, Inc. #
10.00%, Sr. Notes, 11/15/08                             4,000,000    4,340,000
Nextel Communications, Inc. $
0/9.75%, Sr. Discount Notes, 10/31/07                   6,500,000    5,037,500
Nextlink Communications, Inc.
10.75%, Sr. Notes, 11/15/08                             3,000,000    3,217,500
Nextlink Communications, Inc. $
0/9.45%, Sr. Discount Notes, 4/15/08                    3,500,000    2,257,500

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                        Principal Amount        Value

-----------------------------------------------------------------------------
Telecommunications -- continued
Northeast Optic Network, Inc.
12.75%, Sr. Notes, 8/15/08                            $3,000,000 $  3,180,000
Price Communication Cellular Holdings, Inc. &
11.25%, Sr. Notes, 8/15/08                             1,591,406    1,639,148
Qwest Communications International, Inc. #
7.25%, Sr. Notes, 11/01/08                             3,000,000    3,112,500
RCN Corp.
10.00%, Sr. Notes, 10/15/07                            1,000,000    1,042,500
RCN Corp. $
0/9.80%, Sr. Notes, 2/15/08                            2,500,000    1,625,000
TCI Satellite Entertainment, Inc. $
0/12.25%, Sr. Discount Notes, 2/15/07                  2,000,000    1,310,000
Transtel Pass-Thru Trust SA #
12.50%, Pass-Thru Trust Certificates, 11/01/07           312,000      140,400
Winstar Equipment II Corp.
12.50%, Company Guarantee, 3/15/04                       500,000      522,500
                                                                 ------------
                                                                   38,149,203
                                                                 ------------
Total Domestic Bonds & Notes
(cost $210,618,504)                                               195,462,182
                                                                 ------------
Foreign Bonds & Notes -- 14.65%
Cable Television -- 2.20%
NTL Communications Corp. # $(3)
0/9.75%, Sr. Notes, 4/15/09                            3,250,000    3,202,318
Star Choice Communications, Inc.
13.00%, Sr. Secured Notes, 12/15/05                    2,500,000    2,575,000
                                                                 ------------
                                                                    5,777,318
                                                                 ------------
Chemical -- 0.36%
Tri Polyta Finance BV
11.375%, Company Guarantee, 12/01/03                   3,000,000      930,000
                                                                 ------------
Entertainment/Film -- 1.53%
Virgin Cinemas Group Ltd. ++ (3)
13.00%, Subordinated Notes, 6/30/09                    2,500,000    4,021,750
                                                                 ------------
Food/Beverage/Tobacco -- 1.74%
Fage Dairy Industries SA
9.00%, Sr. Notes, 2/01/07                              4,250,000    3,867,500
Grupo Azucarero Mexico SA
11.50%, Sr. Notes, 1/15/05                             2,000,000      700,000
                                                                 ------------
                                                                    4,567,500
                                                                 ------------
Oil & Gas -- 1.96%
Conproca SA #
12.00%, Sr. Secured Notes, 6/16/10                     3,000,000    2,985,000
Hurricane Hydrocarbons #
11.75%, Sr. Notes, 11/01/04                            2,750,000      783,750
Northern Offshore ASA #
10.00%, Company Guarantee, 5/15/05                     3,000,000    1,365,000
                                                                 ------------
                                                                    5,133,750
                                                                 ------------
Services -- 0.42%
Localiza Rent A Car
10.25%, Notes, 10/01/05                                2,000,000    1,095,000
                                                                 ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                 Principal Amount/Units        Value

----------------------------------------------------------------------------
Shipping -- 1.01%
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                   $3,700,000 $  2,497,500
Navigator Gas Transport PLC # (4)
12.00%, Units, 6/30/07                                      300      145,500
                                                                ------------
                                                                   2,643,000
                                                                ------------
Telecommunications -- 4.33%
Esprit Telecom Group PLC
11.50%, Sr. Notes, 12/15/07                           2,000,000    2,240,000
Microcell Telecommunications, Inc. $
0/14.00%, Sr. Discount Notes, 6/01/06                 3,460,000    2,923,700
Microcell Telecommunications, Inc. $(3)
0/11.125%, Sr. Discount Notes, 10/15/07               1,400,000      638,502
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04                     7,000        4,935
Paging Do Brazil Holdings Co. LLC
13.50%, Sr. Notes, 6/06/05                            1,000,000      490,000
Poland Telecom Finance BV
14.00%, Company Guarantee, 12/01/07                   2,000,000    1,835,000
RSL Communications PLC $
0/10.125%, Company Guarantee, 3/01/08                 5,000,000    3,237,500
                                                                ------------
                                                                  11,369,637
                                                                ------------
Utilities -- 1.10%
CE Casecnan Water & Energy Co.
11.95%, Sr. Secured Notes, 11/15/10                   2,000,000    1,870,000
Panda Global Energy Co.
12.50%, Company Guarantee, 4/15/04                    2,250,000    1,023,750
                                                                ------------
                                                                   2,893,750
                                                                ------------
Total Foreign Bonds & Notes
(cost $47,190,849)                                                38,431,705
                                                                ------------
Convertible Bonds -- 0.48%
Aerospace & Defense -- 0.00%
Simula, Inc.
8.00%, Sr. Subordinated Notes, 5/01/04                    4,000        3,220
                                                                ------------
Food/Beverage/Tobacco -- 0.48%
International Fast Food Corp. &
11.00%, Subordinated Notes, 10/31/07                  1,750,000    1,246,875
                                                                ------------
Total Convertible Bonds
(cost $1,493,880)                                                  1,250,095
                                                                ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                            Shares/Units        Value

-----------------------------------------------------------------------------
Common Stocks -- 0.00% @
Food/Beverage/Tobacco -- 0.00%
International Fast Food Corp.                             13,012 $      5,465
                                                                 ------------
Telecommunications -- 0.00%
Jordan Telecommunications Products, Inc.                     250        5,125
Paging Do Brazil Holdings Co. LLC @@                       1,000            0
                                                                 ------------
                                                                        5,125
                                                                 ------------
Total Common Stocks
(cost $0)                                                              10,590
                                                                 ------------
Preferred Stocks -- 3.84%
Broadcasting -- 1.20%
Paxson Communications Corp., 13.25% &                     37,000    3,145,000
                                                                 ------------
Cable Television -- 0.02%
21St Century Telecom Group, Inc., 13.75% &                 1,000       50,500
                                                                 ------------
Capital Goods Manufacturing -- 0.40%
Clark Material Handling Co., 13.00% &                     10,645    1,051,194
                                                                 ------------
Entertainment/Film -- 0.04%
Virgin Entertainment Group Ltd., 13.00% ++ @@            272,133      109,883
                                                                 ------------
Food/Beverage/Tobacco -- 0.57%
North Atlantic Trading, Inc., 12.00% &                    65,734    1,495,448
                                                                 ------------
Oil & Gas -- 0.08%
TCR Holding Corp., $.053 ++                              145,000        7,685
TCR Holding Corp., $.056 ++                               55,000        3,080
TCR Holding Corp., $.060 ++                              100,000        6,000
TCR Holding Corp., $.063 ++                              300,000       18,900
TransContinental Refining Corp., $.0683 ++               200,000      186,600
                                                                 ------------
                                                                      222,265
                                                                 ------------
Supermarkets -- 0.39%
Nebco Evans Holding Co., 11.25% &                         27,889    1,017,948
                                                                 ------------
Telecommunications -- 0.56%
Hyperion Telecommunications, Inc., 12.875% &               8,460      799,470
Jordan Telecommunication Products, Inc., 13.25% &          3,107      311,535
Viatel, Inc., 10.00% &                                     1,602      361,251
                                                                 ------------
                                                                    1,472,256
                                                                 ------------
Textile/Apparel -- 0.20%
Anvil Holdings, Inc., 13.00% &                           105,986      529,930
                                                                 ------------
Utilities -- 0.38%
International Utility Structures, Inc., 13.00% # &           134       12,831
International Utility Structures, Inc., 13.00% # &
(5)                                                       10,000      975,000
                                                                 ------------
                                                                      987,831
                                                                 ------------
Total Preferred Stocks
(cost $13,790,591)                                                 10,082,255
                                                                 ------------
Warrants -- 1.28% @
Broadcasting -- 0.00%
Unisite, Inc. ++, (expires 12/15/04)                       1,003           10
Unisite, Inc. ++, (expires 12/15/04) (6)                      18            5
                                                                 ------------
                                                                           15
                                                                 ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                  Shares/Principal Amount        Value

------------------------------------------------------------------------------
Cable Television -- 0.15%
Diva Systems Corp., (expires 3/01/08)                      21,000 $    273,000
Star Choice Communications, Inc. @@,
(expires 12/15/05)                                         57,900      115,800
                                                                  ------------
                                                                       388,800
                                                                  ------------
Computer/Electronics -- 0.00%
Electronic Retailing Systems
International, Inc., (expires 2/01/04)                      1,000        5,000
                                                                  ------------
Consumer Products -- 0.04%
Packaged Ice, Inc., (expires 4/15/04)                       1,000      100,000
Packaged Ice, Inc. #, (expires 4/15/04)                         5          500
                                                                  ------------
                                                                       100,500
                                                                  ------------
Food/Beverage/Tobacco -- 0.02%
North Atlantic Trading, Inc. #, (expires
6/15/07)                                                      550       55,000
                                                                  ------------
Healthcare -- 0.81%
Intracel Corp. ++, (expires 08/25/03)                      32,711      171,733
Intracel Corp. ++, (expires 08/25/03)                     127,259      731,739
Intracel Corp. ++, (expires 08/25/03)                     237,804    1,218,746
Mediq, Inc. #, (expires 6/01/09)                            7,000           70
                                                                  ------------
                                                                     2,122,288
                                                                  ------------
Hotel & Gaming -- 0.00%
Aladdin Gaming Enterprises, Inc. #,
(expires 3/01/10)                                          30,000          300
                                                                  ------------
Leisure -- 0.01%
Bell Technology Group Ltd., (expires
5/01/05)                                                    3,000       30,000
                                                                  ------------
Oil & Gas -- 0.00%
Forman Petroleum Corp. #, (expires
6/01/04)                                                    2,000            2
                                                                  ------------
Services -- 0.00%
Comforce Corp., (expires 12/01/09)                         21,125          211
Mentus Media Corp., (expires 2/01/08)                       4,174        2,129
                                                                  ------------
                                                                         2,340
                                                                  ------------
Telecommunications -- 0.25%
Globalstar Telecommunications Ltd. #,
(expires 2/15/04)                                               5          226
International Wireless Communications
Holdings, Inc. #, (expires 8/15/01)                         1,500           15
Iridium World Communications, Inc. #,
(expires 7/15/05)                                              25          375
Occidente Y Caribe Celular SA # @@,
(expires 3/15/04)                                              28            0
Poland Telecom Finance BV # @@, (expires
12/01/07)                                                   2,000       70,000
UNIFI Communications, Inc. #, (expires
5/01/07)                                                      505            5
Worldport Communications, Inc. ++,
(expires 6/23/08)                                         117,164      585,820
                                                                  ------------
                                                                       656,441
                                                                  ------------
Total Warrants
(cost $1,763,362)                                                    3,360,686
                                                                  ------------
Total Investment Securities -- 94.77%
(cost $274,857,186)                                                248,597,513
                                                                  ------------
Short Term Securities -- 1.56%
Worldport International, Inc. ++
12.4375%, Sr. Secured Notes, 6/23/99                   $4,128,183    4,092,453
                                                                  ------------
Total Short Term Securities
(cost $4,092,453)                                                    4,092,453
                                                                  ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND II
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                         Principal Amount        Value

------------------------------------------------------------------------------
Repurchase Agreement -- 1.01%
Agreement with State Street Bank and Trust
bearing interest at 4.72% dated 4/30/99, to be
repurchased 5/03/99 in the amount of $2,641,038
and collateralized by $2,635,000 U.S. Treasury
Notes, 5.625% due 12/31/99, value $2,697,581
(cost $2,640,000)                                      $2,640,000 $  2,640,000
                                                                  ------------
Other assets less liabilities -- 2.66%                               6,973,792
                                                                  ------------
Net Assets -- 100.00%                                             $262,303,758
                                                                  ============

#   Sales restricted to qualified institutional investors.
*   Defaulted security.
$   Step bond.
++  Private Placement.
&   Payment-in-kind security.
@   Non-income producing security.
@@  Foreign security.
(1) A unit consists of $1,000 par value Sr. Notes, 14.00% due 8/01/08 and 1 warrant.
(2) Bankrupt security.
(3) The principal amount shown is shown in the respective country's currency.
(4) A unit consists of $1,000 par value Notes, 12.00% due 6/30/07 and 7.66 warrants.
(5) A unit consists of 1,000 shares of 13.00% Sr. Exchangeable Preferred Stock and 1 warrant.
(6) Second series warrants.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]
THOMAS OLE DIAL

[PHOTO]
JEFFREY AURIGEMMA


NORTHSTAR
HIGH TOTAL RETURN FUND

                                                             [LOGO OF NORTHSTAR]

The Markets
  . The six months ended April 30, 1999 closed with robust equity markets and GDP growth rates of approximately 4%. The equity markets' outstanding per-formance was primarily due to the strength of the U.S. economy and absence of inflation indicators. During the period, the Federal Reserve remained neutral. However, following its May meeting, the Federal Reserve became biased toward tightening. Additionally, worldwide markets stabilized, re-bounding off their lows. Inflation continued to remain low at roughly 1.5%, as both lower commodity prices and imports kept prices in check. Over the course of the six months, yields of 10- and 30-year Treasury bonds had a significant backup. Their yields as of April 30, 1999 stood at 5.51% and 5.67%, up 90 bps and 52 bps, respectively, for the six months ended April 30, 1999. The backup in interest rates was primarily due to the continued strength of the economy, which raised concern among Fed watchers as to the possibility that the Fed might increase rates. High yield bonds continued to climb modestly as liquidity concerns diminished, investor confidence in the stock market returned and the domestic economic outlook remained robust.
  . The Lehman Brothers Corporate High Yield Index returned 8.25% for the six months ended April 30, 1999 compared to 0.70% for the Lehman Brothers U.S. Aggregate Bond Index. As economic and financial concerns abated during the quarter, high yield bonds continued to show signs of improvement as world-wide markets stabilized. However, the spread differential between high yield bonds and Treasury bonds only fell modestly due to a back up in Treasury bond yields. At the end of the period, high yield spreads still remained historically wide to Treasuries at 525-650 basis points. In gen-eral, bonds with lower credit ratings bounced off their lows and outperformed the upper tier of the high yield market.
  . The Lehman Brothers Emerging Market Bond Index rose 17.38% for the six months ended April 30, 1999. The bounce in emerging markets was primarily due to liquidity concerns abating and investors continuing to comb for op-portunities from the third quarter 1998 collapse.

The Fund
  . For the six month period ended April 30, 1999, the Northstar High Total
    Return Fund earned a return of 10.58%, 9.90%, and 10.16% for Class A, B, and C shares, respectively. The Lipper average for high yield funds was 10.41%.
  . Since the third quarter 1998 meltdown, high yield investors have demanded a significant liquidity premium. This bias for more liquid issues has re-sulted in the outperformance by larger-sized issues. The Fund's allocation to smaller-sized issues adversely affected the Fund's performance during the period. Furthermore, during the first quarter of 1999, the Fund began a restructuring process.
  . As a result of the restructuring, distressed and under-performing assets such as shipping, oil and gas, and emerging market credits were cut back. As of April 30, 1999, shipping, oil and gas, and emerging markets repre-sented 2.3%, 3.6% and 9.4%, respectively, of the Fund. As the Fund's expo-sure to more commodities driven credits decreased, weightings in the ca-ble, gaming, and telecommunications sectors were increased. These sectors should provide both growth and stability to the Fund.

Current Strategy
  . We will maintain the Fund's above-average allocation to non-cyclical in-dustries, maintain positions in bonds that have equity kickers, and focus on investments in undervalued bonds that have high yields and above-aver-age potential for capital appreciation. Additionally, we will continue the restructuring process which includes certain initiatives such as limiting the number of securities purchased, holdings such as bonds with equity kickers, emerging market debt, zero coupon bonds and non-rated securities. The Fund managers believe that these initiatives should help to mitigate volatile swings in the Fund's NAV.
  . We anticipate completing the above-mentioned restructuring process no later than the third quarter of 1999. Liquidity in the market will remain a determining factor in determining whether we we are able to successfully complete the restructuring within the desired timeframe.

--------------------------------------------------------------------------------
Fund Information (All data are as of 4/30/99)      Total Net Assets $637,646,087
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                % Fund
 (1) Intracel Corp.                   3.1%
 (2) Packaged Ice, Inc.               2.8%
 (3) North Atlantic Trading, Inc.     2.4%
 (4) Unisite, Inc.                    2.4%
 (5) Occidente Y Caribe Celular SA    2.0%
 (6) Mediq, Inc.                      1.8%
 (7) Paxson Communication Corp.       1.8%
 (8) Source Media, Inc.               1.8%
 (9) CAI Wireless Systems, Inc.       1.7%
(10) EchoStar Communications Corp.    1.7%
                                     -----
                                     21.5%
                                     =====

Top 5 Sectors
(by percentage of net assets)

Telecommunications      19.5%

Cable Television        10.2%

Healthcare              8.3%

Broadcasting            8.2%

Leisure                 7.1%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

-----------------------------------
         Inception 5 years   1 year
-----------------------------------
Class A      5.67%   6.12% (12.46%)
-----------------------------------
Class B      4.93%   6.09% (13.06%)
-----------------------------------
Class C      5.49%   6.43%  (9.72%)
-----------------------------------

Cumulative Total Return
(do not reflect sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A     42.08%  41.30% (8.06%)
----------------------------------
Class B     28.57%  35.98% (8.97%)
----------------------------------
Class C     31.42%  36.58% (8.90%)
----------------------------------

-------------------------------------------------         -           ---------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                    Principal Amount/Units        Value

-------------------------------------------------------------------------------
Domestic Bonds & Notes -- 54.07%
Aerospace & Defense -- 0.29%
Willcox & Gibbs, Inc. *
12.25%, Company Guarantee, 12/15/03                    $10,096,000 $  1,867,760
                                                                   ------------
Broadcasting -- 3.61%
Brill Media Company LLC $
7.50/12.00%, Sr. Subordinated Appreciation
Notes, 12/15/07                                            280,000        9,800
Brill Media Company LLC $
7.50/12.00%, Sr. Notes, 12/15/07                         9,800,000    7,889,000
Unisite, Inc. ++
13.00%, Notes, 12/15/04                                 12,798,000   15,146,433
                                                                   ------------
                                                                     23,045,233
                                                                   ------------
Cable Television -- 6.06%
21st Century Telecom Group, Inc. $
0/12.25%, Sr. Discount Notes, 2/15/08                   13,500,000    6,412,500
CAI Wireless Systems, Inc.
12.25%, Sr. Notes, 10/14/04                              5,806,626    2,830,730
Charter Commerce Holdings LLC # $
0/9.92%, Sr. Discount Notes, 4/01/11                    10,000,000    6,662,500
Diva Systems Corp. $
0/12.625%, Sr. Discount Notes, 3/01/08                  15,200,000    5,624,000
EchoStar Communications Corp. #
9.375%, Sr. Notes, 2/01/09                              10,000,000   10,500,000
TVN Entertainment Corp. (1)
14.00%, Units, 8/01/08                                       3,500    3,062,500
Wireless One, Inc. *
13.00%, Sr. Notes, 10/15/03                              3,800,000    3,553,000
                                                                   ------------
                                                                     38,645,230
                                                                   ------------
Capital Goods Manufacturing -- 0.83%
Alvey Systems, Inc.
11.375%, Sr. Subordinated Notes, 1/31/03                 5,112,000    5,278,140
                                                                   ------------
Chemical -- 0.21%
American Eco Corp.
9.625%, Company Guarantee, 5/15/08                       2,200,000    1,331,000
                                                                   ------------
Computer/Electronics -- 1.35%
Electronic Retailing Systems
International, Inc. $
0/13.25%, Sr. Discount Notes, 2/01/04                   25,750,000    8,626,250
                                                                   ------------
Consumer Products -- 3.78%
Decora Industries, Inc.
11.00%, Sr. Secured Notes, 5/01/05                       6,750,000    6,581,250
Packaged Ice, Inc.
9.75%, Sr. Notes, 2/01/05                               17,200,000   17,544,000
                                                                   ------------
                                                                     24,125,250
                                                                   ------------
Containers and Packaging -- 1.22%
Packaging Resources, Inc. #
13.00%, Sr. Notes, 6/30/03                               9,403,059    7,757,523
                                                                   ------------
Entertainment/Film -- 0.62%
Southwest Royalties, Inc.
10.50%, Company Guarantee, 10/15/04                      9,500,000    3,966,250
                                                                   ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                        Principal Amount        Value

-----------------------------------------------------------------------------
Food/Beverage/Tobacco -- 2.07%
American Restaurant Group, Inc.
11.50%, Sr. Notes, 2/15/03                           $ 3,900,000 $  3,568,500
Ameriserve Food Distribution, Inc.
8.875%, Sr. Notes, 10/15/06                            2,500,000    2,331,250
Tom's Foods, Inc.
10.50%, Sr. Secured Notes, 11/01/04                    7,800,000    7,293,000
                                                                 ------------
                                                                   13,192,750
                                                                 ------------
Healthcare -- 6.87%
Health Insurance Plan of Greater New York
11.25%, Notes, 7/01/10                                 3,000,000    3,015,000
Intracel Corp. ++
12.00%, Escrow Notes, 8/25/03                          3,804,878    3,433,902
Intracel Corp. ++
12.00%, Notes, 8/25/03                                22,195,122   20,031,098
Mediq, Inc. $
0/13.00%, Debentures, 6/01/09                         29,000,000   11,745,000
Universal Hospital Services Inc. #
10.25%, Sr. Notes, 3/01/08                             3,000,000    2,707,500
Universal Hospital Services, Inc.
10.25%, Sr. Notes, 3/01/08                             3,000,000    2,865,000
                                                                 ------------
                                                                   43,797,500
                                                                 ------------
Hotel & Gaming -- 4.01%
Aladdin Gaming Holdings Corp. $
0/13.50%, Sr. Discount Notes, 3/01/10                  6,750,000    2,868,750
Ameristar Casinos, Inc.
8.00%, Sr. Secured Notes, 1/02/04                      9,943,040    8,998,451
Hard Rock Hotel, Inc.
9.25%, Sr. Subordinated Notes, 4/01/05                 5,500,000    5,362,500
Venetian Casino Resort LLC
10.00%, Sr. Subordinated Notes, 11/15/05               8,500,000    8,372,500
                                                                 ------------
                                                                   25,602,201
                                                                 ------------
Insurance -- 0.16%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05                 1,000,000    1,025,000
                                                                 ------------
Leisure -- 4.00%
Globix Corp.
13.00%, Sr. Notes, 5/01/05                             8,991,000    9,035,955
Silverleaf Resorts, Inc.
10.50%, Company Guarantee, 4/01/08                     2,500,000    2,137,500
Source Media, Inc.
12.00%, Sr. Notes, 11/01/04                            7,500,000    6,037,500
U.S. Interactive LLC
12.00%, Sr. Secured Notes, 4/17/05                     8,267,451    8,308,789
                                                                 ------------
                                                                   25,519,744
                                                                 ------------
Manufacturing -- 1.10%
Jordan Industries, Inc. $
0/11.75%, Sr. Subordinated Debentures, 4/01/09        10,865,000    7,007,925
                                                                 ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                         Principal Amount        Value

------------------------------------------------------------------------------
Oil & Gas -- 2.73%
Forman Petroleum Corp. *
13.50%, Company Guarantee, 6/01/04                     $5,000,000 $  2,525,000
TransAmerican Refining Corp. * # &
15.00%, Sr. Notes, 12/01/03                            10,000,000    9,950,000
Windsor Petroleum Transport Corp. #
7.84%, Notes, 1/15/21                                   6,500,000    4,907,500
                                                                  ------------
                                                                    17,382,500
                                                                  ------------
Services -- 3.94%
Anacomp, Inc.
10.875%, Sr. Subordinated Notes, 4/01/04                8,000,000    8,440,000
Comforce Corp. &
15.00%, Sr. Secured Debentures, 12/01/09                9,841,205    9,890,411
Mentus Media Corp. &
12.00%, Sr. Secured Notes, 2/01/03                      7,822,000    6,766,030
                                                                  ------------
                                                                    25,096,441
                                                                  ------------
Shipping -- 0.79%
Ultralpetrol Bahamas Ltd.
10.50%, 1st Mortage Notes, 4/01/08                      6,100,000    5,032,500
                                                                  ------------
Specialty Retailing -- 0.85%
Pamida, Inc.
11.75%, Sr. Subordinated Notes, 3/15/03                 5,400,000    5,427,000
                                                                  ------------
Steel -- 0.27%
Geneva Steel Co. *
9.50%, Sr. Notes, 1/15/04                               7,500,000    1,462,500
NSM Steel Company Ltd. # *
12.00%, Company Guarantee, 2/01/06                      1,500,000      232,500
                                                                  ------------
                                                                     1,695,000
                                                                  ------------
Telecommunications -- 9.31%
Advanced Radio Telecom Corp.
14.00%, Sr. Secured Notes, 2/15/07                      4,000,000    3,460,000
Arch Escrow Corp. #
13.75%, Sr. Notes, 4/15/08                              6,000,000    5,730,000
ICG Holdings, Inc. $
0/13.50%, Sr. Discount Notes, 9/15/05                   7,000,000    6,379,240
International Wireless Communications Holdings,
Inc. (2)
0%, Sr. Secured Discount Notes, 8/15/01                 8,500,000      892,500
Iridium LLC Capital Corp.
13.00%, Sr. Secured Notes, 7/15/05                     14,500,000    5,147,500
McCaw International Ltd. $
0/13.00%, Sr. Discount Notes, 4/15/07                   9,500,000    6,198,750
Northeast Optic Network, Inc.
12.75%, Sr. Notes, 8/15/08                              2,000,000    2,120,000
RCN Corp.
10.00%, Sr. Notes, 10/15/07                             1,000,000    1,042,500
RCN Corp. $
0/11.125%, Sr. Discount Notes, 10/15/07                12,500,000    8,781,250
RCN Corp. $
0/9.80%, Sr. Notes, 2/15/08                             8,100,000    5,265,000
SA Telecommunications, Inc. *
10.00%, Sr. Debentures, 8/15/06                         3,800,000            0

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                        Principal Amount        Value

-----------------------------------------------------------------------------
Telecommunications -- continued
Transtel Pass-Thru Trust SA #
12.50%, Pass-Thru Trust Certificates, 11/01/07       $ 4,688,000 $  2,109,600
Verio, Inc.
13.50%, Sr. Notes, 6/15/04                             6,900,000    8,038,500
Winstar Equipment II Corp.
12.50%, Company Guarantee, 3/15/04                     4,000,000    4,180,000
                                                                 ------------
                                                                   59,344,840
                                                                 ------------
Total Domestic Bonds & Notes
(cost $415,345,105)                                               344,766,037
                                                                 ------------
Foreign Bonds & Notes -- 18.00%
Cable Television -- 2.33%
Multicanal Participacoes SA
12.625%, Sr. Notes, 6/18/04                            2,000,000    1,870,000
NTL Communications Corp. $ # (3)
0/9.75%, Sr. Notes, 4/15/09                            9,000,000    8,867,958
Star Choice Communications, Inc.
13.00%, Sr. Secured Notes, 12/15/05                    4,000,000    4,120,000
                                                                 ------------
                                                                   14,857,958
                                                                 ------------
Chemical -- 0.24%
Tri Polyta Finance BV
11.375%, Company Guarantee, 12/01/03                   5,000,000    1,550,000
                                                                 ------------
Consumer Electronics/Appliances -- 0.61%
PLD Telekom, Inc. $
0/14.00%, Company Guarantee, 6/01/04                   7,000,000    3,885,000
                                                                 ------------
Consumer Products -- 0.02%
International Semi-Tech Corp. $
0/11.50%, Sr. Secured Discount Notes, 8/15/03            900,000      139,500
                                                                 ------------
Entertainment/Film -- 1.15%
TV Filme, Inc.
12.875%, Sr. Notes, 12/15/04                           3,000,000      915,000
Virgin Cinemas Group Ltd ++ (3)
13.00%, Subordinated Notes, 6/30/09                    4,000,000    6,434,799
                                                                 ------------
                                                                    7,349,799
                                                                 ------------
Food/Beverage/Tobacco -- 0.77%
Grupo Azucarero Mexico SA
11.50%, Sr. Notes, 1/15/05                            14,000,000    4,900,000
                                                                 ------------
Metals & Mining -- 0.79%
Echo Bay Mines Ltd.
11.00%, Jr. Subordinated Debentures, 4/01/27           9,000,000    4,995,000
                                                                 ------------
Oil & Gas -- 0.85%
Hurricane Hydrocarbons #
11.75%, Sr. Notes, 11/01/04                           11,000,000    3,135,000
Northern Offshore ASA #
10.00%, Company Guarantee, 5/15/05                     5,000,000    2,275,000
                                                                 ------------
                                                                    5,410,000
                                                                 ------------
Services -- 0.79%
Localiza Rent A Car
10.25%, Notes, 10/01/05                                9,150,000    5,009,625
                                                                 ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                  Principal Amount        Value

-----------------------------------------------------------------------
Shipping -- 1.50%
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07             $10,000,000 $  6,750,000
Pegasus Shipping Hellas Ltd.
11.875%, Company Guarantee, 11/15/04             4,500,000    2,812,500
                                                           ------------
                                                              9,562,500
                                                           ------------
Telecommunications -- 6.28%
Esprit Telecom Group (3)
11.50%, Sr. Notes, 12/15/07                     11,000,000    6,654,386
Esprit Telecom Group PLC
11.50%, Sr. Notes, 12/15/07                      2,000,000    2,240,000
Globo Communicacoes Participacoes SA #
10.625%, Unsubordinated Notes, 12/05/08          2,000,000    1,590,000
Microcell Telecommunications, Inc. $ (3)
0/11.125%, Sr. Discount Notes, 10/15/07          8,350,000    3,808,210
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04           18,011,000   12,697,755
Paging Do Brazil Holdings Co. LLC
13.50%, Sr. Notes, 6/06/05                       1,000,000      490,000
Poland Telecom Finance BV
14.00%, Company Guarantee, 12/01/07              7,000,000    6,422,500
RSL Communications PLC
10.125%, Company Guarantee, 3/01/08              9,500,000    6,151,250
                                                           ------------
                                                             40,054,101
                                                           ------------
Utilities -- 2.67%
CE Casecnan Water & Energy Co.
11.45%, Sr. Secured Notes, 11/15/05              3,580,000    3,347,300
CE Casecnan Water & Energy Co.
11.95%, Sr. Secured Notes, 11/15/10              8,800,000    8,228,000
Panda Global Energy Co.
12.50%, Company Guarantee, 4/15/04              12,000,000    5,460,000
                                                           ------------
                                                             17,035,300
                                                           ------------
Total Foreign Bonds & Notes
(cost $161,599,762)                                         114,748,783
                                                           ------------
Convertible Bonds -- 2.87%
Aerospace & Defense -- 1.11%
Simula, Inc.
8.00%, Sr. Subordinated Notes, 5/01/04           4,496,000    3,619,280
Simula, Inc.
10.00%, Sr. Subordinated Notes, 9/15/99          4,250,000    3,443,180
                                                           ------------
                                                              7,062,460
                                                           ------------
Food/Beverage/Tobacco -- 1.63%
International Fast Food Corp. &
11.00%, Subordinated Notes, 10/31/07            14,650,000   10,438,125
                                                           ------------
Telecommunications -- 0.13%
GST Telecommunications, Inc. $ #
0/13.875%, Sr. Notes, 12/15/05                     650,000      815,750
SA Telecommunications, Inc. * #
10.00%, Notes, 8/15/06                           8,500,000            0

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                  Principal Amount/Shares        Value

------------------------------------------------------------------------------
Telecommunications -- continued
SA Telecommunications, Inc. *
10.00%, Notes, 8/15/06                                 $5,000,000 $          0
                                                                  ------------
                                                                       815,750
                                                                  ------------
Total Convertible Bonds
(cost $33,743,372)                                                  18,316,335
                                                                  ------------
Common Stocks -- 2.52% @
Broadcasting -- 0.06%
Pegasus Communications Corp.                                9,928      407,048
                                                                  ------------
Cable Television -- 1.69%
CAI Wireless Systems, Inc.                                372,273   10,795,917
                                                                  ------------
Food/Beverage/Tobacco -- 0.01%
International Fast Food Corp.                             108,839       45,713
                                                                  ------------
Healthcare -- 0.19%
General Healthcare Group Ltd. @@                              801            0
Intracel Corp. ++                                          79,537    1,212,939
                                                                  ------------
                                                                     1,212,939
                                                                  ------------
Publishing/Printing -- 0.06%
Affiliated Newspaper Investments, Inc.                      2,500      375,000
                                                                  ------------
Services -- 0.23%
Coinstar, Inc.                                             60,900    1,431,150
Sabreliner Corp.                                            2,450            0
                                                                  ------------
                                                                     1,431,150
                                                                  ------------
Telecommunications -- 0.28%
AVT Corp.                                                  63,916    1,737,716
Jordan Telecommunications Products, Inc.                    2,100       43,050
Paging Do Brazil Holdings Co. LLC @@                        1,000            0
                                                                  ------------
                                                                     1,780,766
                                                                  ------------
Total Common Stocks
(cost $1,374,401)                                                   16,048,533
                                                                  ------------
Convertible Preferred Stocks -- 1.38%
Broadcasting -- 0.76%
Unisite, Inc., 8.50% ++                                    75,600    4,886,028
                                                                  ------------
Healthcare -- 0.62%
Intracel Corp., 8.00% ++                                  254,147    3,939,279
                                                                  ------------
Total Convertible Preferred Stocks
(cost $5,778,819)                                                    8,825,307
                                                                  ------------
Preferred Stocks -- 8.25%
Broadcasting -- 3.35%
Capstar Broadcasting Partners Corp.,
12.00% &                                                   83,839    9,913,962
Paxson Communications Corp., 12.50% &                     127,080   11,437,200
                                                                  ------------
                                                                    21,351,162
                                                                  ------------
Capital Goods Manufacturing -- 0.07%
Telos Corp., 12.00% &                                     129,687      453,905
                                                                  ------------
Consumer Products -- 0.32%
Commemorative Brands, Inc., 12.00% ++                     100,000    2,025,000
                                                                  ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                                   Shares        Value

------------------------------------------------------------------------------
Entertainment/Film -- 0.03%
Virgin Entertainment Group Ltd., 13.00% ++ @@             435,414 $    175,813
                                                                  ------------
Food/Beverage/Tobacco -- 2.44%
North Atlantic Trading, Inc., 12.00% &                    684,574   15,574,058
                                                                  ------------
Oil & Gas -- 0.07%
TCR Holding Corp., $.053 ++                               290,000       15,370
TCR Holding Corp., $.056 ++                               110,000        6,160
TCR Holding Corp., $.060 ++                               200,000       12,000
TCR Holding Corp., $.063 ++                               600,000       37,800
TransContinental Refining Corp., $.0683 ++                400,000      373,200
                                                                  ------------
                                                                       444,530
                                                                  ------------
Restaurants -- 0.24%
Ameriking, Inc., 13.00% &                                  57,268    1,517,602
                                                                  ------------
Supermarkets -- 0.95%
Supermarkets General Holdings Corp., $3.52 &              165,000    6,063,750
                                                                  ------------
Telecommunications -- 0.49%
Jordan Telecommunication Products, Inc., 13.25% &          26,396    2,646,495
Viatel, Inc., 10.00% &                                      2,135      481,442
                                                                  ------------
                                                                     3,127,937
                                                                  ------------
Textile/Apparel -- 0.29%
Anvil Holdings, Inc., 13.00% &                            378,627    1,893,135
                                                                  ------------
Total Preferred Stocks
(cost $65,319,633)                                                  52,626,892
                                                                  ------------
Warrants -- 6.84% @
Air Transportation -- 0.00%
CHC Helicopter Corp. @@, (expires 12/15/00)                 2,000        6,000
                                                                  ------------
Banks & Thrifts -- 0.00%
Arcadia Financial Ltd., (expires 3/15/07)                   5,000        6,250
                                                                  ------------
Broadcasting -- 0.39%
Spanish Broadcasting Systems, Inc., (expires 6/30/99)       5,000    2,450,000
Unisite, Inc. ++, (expires 12/15/04)                        6,217           62
Unisite, Inc. ++ (4), (expires 12/15/04)                      114           30
                                                                  ------------
                                                                     2,450,092
                                                                  ------------
Cable Television -- 0.12%
American Telecasting, Inc., (expires 8/10/00)               4,000            0
Diva Systems Corp., (expires 3/01/08)                      45,600      592,800
Heartland Wireless Communications, Inc. #, (expires
4/15/00)                                                   46,402          464
Star Choice Communications, Inc. @@, (expires
12/15/05)                                                  92,640      185,280
Wireless One, Inc., (expires 10/19/00)                      1,500           15
                                                                  ------------
                                                                       778,559
                                                                  ------------
Capital Goods Manufacturing -- 0.00%
Roller Bearing Co. America, Inc., (expires 6/15/09)         1,262            0
                                                                  ------------
Computer/Electronics -- 0.02%
Electronic Retailing Systems International, Inc.,
(expires 2/01/04)                                          25,750      128,750
                                                                  ------------
Consumer Products -- 0.36%
Chattem, Inc., (expires 6/17/99)                            1,300      233,584
Commemorative Brands, Inc. ++, (expires 12/16/97)          19,820          198
Packaged Ice, Inc., (expires 4/15/04)                       6,350      635,000
Packaged Ice, Inc. #, (expires 4/15/04)                    14,350    1,435,000
                                                                  ------------
                                                                     2,303,782
                                                                  ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

Security                                                    Shares        Value

-------------------------------------------------------------------------------
Food/Beverage/Tobacco -- 0.09%
Colorado Prime Corp. #, (expires 12/31/03)                   7,000 $          0
North Atlantic Trading, Inc. #, (expires 6/15/07)            5,550      555,000
                                                                   ------------
                                                                        555,000
                                                                   ------------
Healthcare -- 0.67%
Intracel Corp. ++, (expires 8/25/03)                       125,347      720,745
Intracel Corp. ++, (expires 8/25/03)                       686,992    3,520,834
Mediq, Inc. #, (expires 6/01/09)                            29,000          290
                                                                   ------------
                                                                      4,241,869
                                                                   ------------
Hotel & Gaming -- 0.00%
Aladdin Gaming Enterprises, Inc. #, (expires 3/01/10)       67,500          675
                                                                   ------------
Leisure -- 3.06%
Bell Technology Group Ltd., (expires 5/01/05)                6,000       60,000
Source Media, Inc., (expires 3/31/04)                      500,000    7,781,000
Source Media, Inc., (expires 6/23/00)                      750,000   11,671,500
U.S. Interactive LLC, (expires 3/31/05)                      3,833           38
                                                                   ------------
                                                                     19,512,538
                                                                   ------------
Oil & Gas -- 0.00%
Forman Petroleum Corp. #, (expires 6/01/04)                  5,000            5
                                                                   ------------
Paper -- 0.06%
SD Warren Holdings Corp., (expires 12/15/06)                80,000      380,000
                                                                   ------------
Services -- 0.00%
Comforce Corp., (expires 12/01/09)                          71,825          718
ICF Kaiser International, Inc., (expires 12/31/99)          24,500          245
Mentus Media Corp., (expires 2/01/08)                       19,481        9,936
                                                                   ------------
                                                                         10,899
                                                                   ------------
Steel -- 0.06%
Bar Technologies, Inc., (expires 4/01/01)                    7,000      385,000
Gulf States Steel, Inc., (expires 4/15/03)                   5,010           50
Sheffield Steel Corp., (expires 11/01/01)                   12,500            0
                                                                   ------------
                                                                        385,050
                                                                   ------------
Supermarkets -- 0.00%
Dairy Mart Convenience Stores, Inc., (expires 1/01/01)      23,632        9,689
                                                                   ------------
Telecommunications -- 2.01%
Cellnet Data Systems, Inc. #, (expires 10/01/07)            10,000       92,500
Clearnet Communications, Inc. @@, (expires 9/15/05)         38,280      325,380
Colt Telecom Group PLC # @@, (expires 12/31/06)              3,200    1,788,864
E Spire Communications, Inc., (expires 11/01/05)            14,500    1,667,500
Geotek Communications, Inc., (expires 6/20/01)             177,000            0
Globalstar Telecommunications Ltd. #, (expires
2/15/04)                                                     4,495      203,399
Hyperion Telecommunications, Inc., (expires 4/15/01)        10,200      708,900
ICG Holdings, Inc., (expires 10/15/05)                       6,600      125,400
International Wireless Communications Holdings, Inc.
#, (expires 8/15/01)                                         8,500           85
Iridium World Communications, Inc. #, (expires
7/15/05)                                                     4,475       67,125
Nextel International, Inc., (expires 4/15/07)                9,500       26,125
Occidente Y Caribe Celular SA # @@, (expires 3/15/04)       72,044            0
Petersburg Long Distance, Inc., (expires 6/01/06)            7,000        1,400
PLD Telekom, Inc. @@, (expires 3/31/03)                      7,000            0
Poland Telecom Finance BV # @@, (expires 12/01/07)           7,000      245,000
UNIFI Communications, Inc. #, (expires 5/01/07)              7,795           78

--------------------------------------------------------------------------------

NORTHSTAR HIGH TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999

Security                                   Shares/Principal Amount        Value

-------------------------------------------------------------------------------
Telecommunications -- continued
Verio, Inc., (expires 6/15/04)                              55,200 $  6,704,592
Worldport Communications, Inc. ++,
(expires 6/23/08)                                          175,745      878,725
                                                                   ------------
                                                                     12,835,073
                                                                   ------------
Total Warrants
(cost $8,662,710)                                                    43,604,231
                                                                   ------------
Total Investment Securities -- 93.93%
(cost $691,823,802)                                                 598,936,118
                                                                   ------------
Short Term Securities -- 0.96%
Worldport International, Inc. ++
12.4375%, Sr. Secured Notes, 6/23/99                   $ 6,000,000    5,946,405
Worldport International, Inc. ++
13.8125%, Sr. Secured Notes, 6/23/99                       192,275      192,275
                                                                   ------------
Total Short-Term Securities
(cost $6,138,680)                                                     6,138,680
                                                                   ------------
Repurchase Agreement -- 2.70%
Agreement with State Street Bank and
Trust bearing interest at 4.72% dated
4/30/99, to be repurchased 5/03/99 in the
amount of $17,201,763 and collateralized
by $11,845,000 U.S. Treasury Bonds,
12.00% due 8/15/13, Value $17,545,406
(cost $17,195,000)                                      17,195,000   17,195,000
                                                                   ------------
Other assets less liabilities -- 2.41%                               15,376,289
                                                                   ------------
Net Assets -- 100.00%                                              $637,646,087
                                                                   ============

*   Security in default.
$   Step bond.
++  Private placement.
#   Sales restricted to qualified institutional investors.
&   Payment-in-kind security.
@@  Foreign security.
@   Non-income producing security.
1) A unit consists of $1,000 par value Sr. Notes, 14.00% due 8/01/08, and 1 warrant.
2)  Bankrupt security.
3)  The Principal amount is shown in the respective country's currency.
4)  Second Series warrants.

See accompanying notes to financial statement.
--------------------------------------------------------------------------------

                      (This Page Left Blank Intentionally)


--------------------------------------------------------------------------------

NORTHSTAR TRUST
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999

                           Northstar      Northstar    Northstar         Northstar    Northstar      Northstar     Northstar
                            Growth +  International     Emerging Research Enhanced   Income and     High Total    High Total
                          Value Fund     Value Fund Markets Fund        Index Fund  Growth Fund Return Fund II   Return Fund
                     ------------------------------------------------------------------------------------------------
ASSETS:
Investments in
securities, at value
(cost $187,760,483,
$581,310,205,
$13,432,550,
$82,420,890,
$105,367,190,
$274,857,186 and
$691,823,802,
respectively)           $256,008,286   $681,231,998  $14,745,325       $87,347,761 $120,667,594   $248,597,513  $598,936,118
Short-term securities,
at value (cost $0, $0,
$0, $186,142, $0,
$4,092,453 and
$6,138,680,
respectively)                      0              0            0           186,069            0      4,092,453     6,138,680
Repurchase agreements     13,439,000     21,947,000      721,000         4,352,000    2,049,000      2,640,000    17,195,000
Cash                             821            261        8,352             1,958           86             81            68
Foreign cash, at value
(cost $0, $1,093,968,
$34,482, $0, $0, $0
and $0, respectively)              0      1,087,446       34,520                 0            0              0             0
Receivable for
investments sold           6,042,314              0            0            19,254            0        641,402     1,986,389
Receivable for shares
of beneficial interest
sold                       1,999,291      6,956,715      154,493         4,974,712      150,222        341,627       820,264
Dividends and interest
receivable                    45,005      3,473,439       86,895            70,275      497,834      7,609,366    17,763,674
Prepaid expenses              15,993         28,416       14,172            29,603       15,458         21,013        16,668
                     ------------------------------------------------------------------------------------------------
  Total Assets           277,550,710    714,725,275   15,764,757        96,981,632  123,380,194    263,943,455   642,856,861
                     ------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of
beneficial interest
reacquired                 1,107,730      2,239,957       33,824            41,620      267,730      1,079,176     4,112,529
Investment advisory
fee payable                  224,282        545,227       11,624            46,221       73,868        163,835       371,352
Distribution fee
payable                      192,429        382,137        7,552            39,715       72,999        197,129       438,265
Administrative
services fee payable          69,791        196,406        3,395             8,498       13,921         83,057        93,183
Transfer agent fee
payable                       28,160         76,836        2,000             3,302       27,427         11,193        80,038
Tax withholding
liability                          0        128,867           80                 0            0              0             0
Payable for
investments purchased              0              0            0         1,274,396    3,810,716              0             0
Payable for future
variation margin                   0              0            0            20,262            0              0             0
Income distribution
payable                            0              0            0                 0            0         12,208         7,047
Accrued expenses              40,466        169,560       30,759            65,507       44,471         93,099       108,360
                     ------------------------------------------------------------------------------------------------
  Total Liabilities        1,662,858      3,738,990       89,234         1,499,521    4,311,132      1,639,697     5,210,774
                     ------------------------------------------------------------------------------------------------
Net Assets              $275,887,852   $710,986,285  $15,675,523       $95,482,111 $119,069,062   $262,303,758  $637,646,087
                     ------------------------------------------------------------------------------------------------
                     ------------------------------------------------------------------------------------------------
NET ASSETS WERE
COMPOSED OF:
Capital paid in for
shares of beneficial
interest, $.01 par
value outstanding
(unlimited shares
authorized)             $190,756,804   $595,440,903  $14,152,319       $90,123,053 $ 85,238,895   $301,199,978  $779,158,101
Undistributed net
investment income
(loss)                    (2,030,177)     1,745,999       66,423            22,141       80,749       (485,960)   (2,197,243)
Accumulated net
realized gain (loss)
on investments,
foreign currency and
future contracts          18,913,422     13,891,010      143,727           419,579   18,449,014    (12,129,214)  (46,378,423)
Net unrealized
appreciation
(depreciation) of
investments, foreign
currency and future
contracts                 68,247,803     99,908,373    1,313,054         4,917,338   15,300,404    (26,281,046)  (92,936,348)
                     ------------------------------------------------------------------------------------------------
  Net Assets            $275,887,852   $710,986,285  $15,675,523       $95,482,111 $119,069,062   $262,303,758  $637,646,087
                     ------------------------------------------------------------------------------------------------
                     ------------------------------------------------------------------------------------------------
Class A:
Net Assets              $ 53,319,200   $305,797,705  $ 7,808,748       $ 8,981,405 $ 44,594,864   $ 36,121,509  $147,851,947
                     ------------------------------------------------------------------------------------------------
Shares outstanding         3,257,751     21,831,389      777,962           818,598    3,704,036      7,502,873    37,734,736
                     ------------------------------------------------------------------------------------------------
Net asset value and
redemption value per
share (net
assets/shares
outstanding)                  $16.37         $14.01       $10.04            $10.97       $12.04          $4.81         $3.92
                     ------------------------------------------------------------------------------------------------
                     ------------------------------------------------------------------------------------------------
Maximum offering price
per share (net asset
value plus sales
charge of 4.75% of
offering price)               $17.19         $14.71       $10.54            $11.52       $12.64          $5.05         $4.12
                     ------------------------------------------------------------------------------------------------
                     ------------------------------------------------------------------------------------------------
Class B:
Net Assets              $164,299,680   $198,985,485  $ 3,328,823       $34,410,583 $ 49,912,197   $175,519,955  $423,392,373
                     ------------------------------------------------------------------------------------------------
Shares outstanding        10,220,203     14,335,942      332,901         3,141,844    4,154,182     36,427,547   108,164,252
                     ------------------------------------------------------------------------------------------------
Net asset value and
offering price per
share*                        $16.08         $13.88       $10.00            $10.95       $12.01          $4.82         $3.91
                     ------------------------------------------------------------------------------------------------
                     ------------------------------------------------------------------------------------------------
Class C:
Net Assets              $ 58,268,972   $206,203,095  $ 4,537,952       $24,635,045 $ 24,562,001   $ 50,662,294  $ 66,401,767
                     ------------------------------------------------------------------------------------------------
Shares outstanding         3,626,458     14,870,506      455,422         2,248,656    2,048,250     10,501,680    16,884,361
                     ------------------------------------------------------------------------------------------------
Net asset value and
offering price per
share*                        $16.07         $13.87        $9.96            $10.96       $11.99          $4.82         $3.93
                     ------------------------------------------------------------------------------------------------
                     ------------------------------------------------------------------------------------------------
Class I:
Net Assets                                                             $27,455,078
                                                                       -----------
Shares outstanding                                                       2,500,010
                                                                       -----------
Net asset value,
offering, and
redemption price per
share                                                                       $10.98
                                                                       ===========

*Redemption price varies by length of time shares held.
See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR TRUST
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999

                                                             [LOGO OF NORTHSTAR]

                        Northstar      Northstar        Northstar         Northstar   Northstar       Northstar    Northstar
                         Growth +  International Emerging Markets Research Enhanced  Income and      High Total   High Total
                       Value Fund     Value Fund       Value Fund    Index Fund (1) Growth Fund  Return Fund II  Return Fund
                    -------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
withholding tax of
$12,678, $290,578,
$12,807, $146,
$991, $0 and $0,
respectively)        $    220,499   $  6,240,363       $  197,576        $  180,575 $   655,376     $   768,192  $ 2,991,783
Interest                  325,256        584,633           15,474            61,745   1,201,625      15,043,951   37,336,737
                    -------------------------------------------------------------------------------------------------
Total investment
income                    545,755      6,824,996          213,050           242,320   1,857,001      15,812,143   40,328,520
                    -------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory
and management fees     1,147,133      2,836,122           54,413           112,330     494,783       1,027,127    2,283,170
Distribution fees:
Class A                    69,168        364,124            7,258             3,166      69,166          61,855      226,648
Class B                   677,749        815,931           15,171            38,535     265,168         888,511    2,145,523
Class C                   238,823        806,444           15,051            26,016     163,989         274,808      325,462
Transfer agent fees
and expenses:
Class A                    34,348        148,599            3,683             1,253      28,777          26,007       96,354
Class B                   111,175        127,187            1,891             4,031      39,566         123,089      315,359
Class C                    41,536        120,986            2,230             2,609      24,518          39,945       50,783
Class I                         0              0                0             2,375           0               0            0
Administrative
service fees              161,968        425,907            7,491            17,942      68,371         198,780      360,838
Custodian and fund
accounting expenses        34,659        193,180           16,653            53,059      27,881          54,229       95,272
Printing and
postage expenses           16,846         37,116              559            11,526       4,270          35,747       33,340
Audit expenses             12,474         13,381           10,261             7,056      12,155          11,539       16,132
Registration fees          11,804         55,809           13,993            21,967      16,351           9,475       16,075
Trustee expenses            6,035          7,801            4,987            13,643       5,641           7,393        9,369
Miscellaneous
expenses                   12,214         26,949            1,495             1,433      11,479          10,347       51,774
                    -------------------------------------------------------------------------------------------------
                        2,575,932      5,979,536          155,136           316,941   1,232,115       2,768,852    6,026,099
Less expenses
reimbursed by
management company              0              0           25,059            96,762           0               0            0
                    -------------------------------------------------------------------------------------------------
  Total expenses        2,575,932      5,979,536          130,077           220,179   1,232,115       2,768,852    6,026,099
                    -------------------------------------------------------------------------------------------------
Net investment
income (loss)          (2,030,177)       845,460           82,973            22,141     624,886      13,043,291   34,302,421
                    -------------------------------------------------------------------------------------------------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
Net realized gain
(loss) on
investments            45,196,300     12,075,438          253,490           419,579  18,431,827     (12,298,557) (38,962,225)
Net realized gain
on foreign currency             0      1,951,332            4,332                 0           0         169,343      340,960
Net change in
unrealized
appreciation
(depreciation) of
investments and
foreign currency       55,697,751    123,692,260        3,497,426         4,917,338  (2,213,858)     14,289,154   66,970,442
                    -------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  on investments      100,894,051    137,719,030        3,755,248         5,336,917  16,217,969       2,159,940   28,349,177
                    -------------------------------------------------------------------------------------------------
Increase in net
assets resulting
from operations      $ 98,863,874   $138,564,490       $3,838,221        $5,359,058 $16,842,855     $15,203,231  $62,651,598
                    -------------------------------------------------------------------------------------------------
                    -------------------------------------------------------------------------------------------------

(1) Northstar Research Enhanced Index Fund commenced operations on December 30, 1998.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                     Northstar                          Northstar
                                   Growth + Value                  International Value
                                        Fund                              Fund
                          ---------------------------------  --------------------------------
                              For the six      For the year     For the six      For the year
                             months ended             ended    months ended             ended
                          April 30, 1999   October 31, 1998  April 30,1999   October 31, 1998
                               ---------------------------------------------------------------
FROM OPERATIONS:
Net investment income
(loss)                       $ (2,030,177)     $ (2,563,828)   $    845,460      $  3,729,388
Net realized gain (loss)
on investments                 45,196,300       (26,282,879)     12,075,438        28,663,723
Net realized gain (loss)
on foreign currency                     0                 0       1,951,332          (957,107)
Net change in unrealized
appreciation
(depreciation) of
investments and foreign
currency                       55,697,751         2,033,312     123,692,260       (25,052,571)
                               ---------------------------------------------------------------
 Increase (decrease) in
 net assets resulting
 from operations               98,863,874       (26,813,395)    138,564,490         6,383,433
FROM DIVIDENDS TO
SHAREHOLDERS:
Net investment income:
 Class A                                0                 0      (1,950,705)                0
 Class B                                0                 0        (449,080)                0
 Class C                                0                 0        (445,929)                0
 Net realized gain from
 investments                            0        (2,294,760)    (28,295,922)       (1,549,040)
                               ---------------------------------------------------------------
 Total distributions                    0        (2,294,760)    (31,141,636)       (1,549,040)
                               ---------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
Net proceeds from sale
of shares                     119,420,693       142,517,062     315,772,147       482,660,108
Net asset value of
shares issued to
shareholders in
reinvestment of
dividends                               0         1,274,079      24,712,919         1,115,780
                               ---------------------------------------------------------------
                              119,420,693       143,791,141     340,485,066       483,775,888
Cost of shares redeemed      (119,268,783)      (75,727,057)   (231,567,118)     (175,792,173)
                               ---------------------------------------------------------------
Net increase in net
assets derived from
capital share
transactions                      151,910        68,064,084     108,917,948       307,983,715
                               ---------------------------------------------------------------
Net increase in net
assets                         99,015,784        38,955,929     216,340,802       312,818,108
NET ASSETS:
Beginning of period           176,872,068       137,916,139     494,645,483       181,827,375
                               ---------------------------------------------------------------
End of period                $275,887,852      $176,872,068    $710,986,285      $494,645,483
                               ---------------------------------------------------------------
                               ---------------------------------------------------------------
Undistributed net
investment income (loss)     $ (2,030,177)     $          0    $  1,745,999      $  3,746,253
                               ---------------------------------------------------------------
                               ---------------------------------------------------------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                             [LOGO OF NORTHSTAR]

                                      Northstar                   Northstar                   Northstar
                               Emerging Markets Value         Research Enhanced           Income and Growth
                                        Fund                      Index Fund                    Fund
                           --------------------------------  --------------------  --------------------------------
                              For the six      For the year        For the period     For the six      For the year
                             months ended             ended  December 30, 1998 to    months ended             ended
                           April 30, 1999  October 31, 1998    April 30, 1999 (1)  April 30, 1999  October 31, 1998
                      ----------------------------------------------------------------------------------------------
 FROM OPERATIONS:
 Net investment income        $    82,973        $  130,079           $    22,141    $    624,886      $  4,652,829
 Net realized gain (loss)
 on investments                   253,490          (114,095)              419,579      18,431,827        12,372,668
 Net realized gain on
 foreign currency                   4,332             1,224                     0               0                 0
 Net change in unrealized
 appreciation
 (depreciation) of
 investments and foreign
 currency                       3,497,426        (2,184,372)            4,917,338      (2,213,858)      (14,833,769)
                      ----------------------------------------------------------------------------------------------
  Increase (decrease) in
  net assets resulting
  from operations               3,838,221        (2,167,164)            5,359,058      16,842,855         2,191,728
 FROM DIVIDENDS TO
 SHAREHOLDERS:
 Net investment income:
 Class A                          (68,673)                0                     0        (338,599)       (1,645,418)
 Class B                          (40,034)                0                     0        (194,956)       (1,649,267)
 Class C                          (39,146)                0                     0         (93,416)       (1,532,895)
 Net realized gain from
 investments                            0                 0                     0     (12,425,832)       (8,297,946)
                      ----------------------------------------------------------------------------------------------
  Total distributions            (147,853)                0                     0     (13,052,803)      (13,125,526)
                      ----------------------------------------------------------------------------------------------
 FROM CAPITAL SHARE
 TRANSACTIONS:
 Net proceeds from sale
 of shares                      5,022,503        13,039,367            91,094,945       7,143,199        23,793,209
 Net asset value of
 shares issued to
 shareholders in
 reinvestment of
 dividends                        101,214                 0                     0      10,776,509        10,902,341
                      ----------------------------------------------------------------------------------------------
                                5,123,717        13,039,367            91,094,945      17,919,708        34,695,550
 Cost of shares redeemed       (2,840,470)       (1,170,295)             (971,892)    (47,077,319)      (76,452,625)
                      ----------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets derived
 from capital share
 transactions                   2,283,247        11,869,072            90,123,053     (29,157,611)      (41,757,075)
                      ----------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets                  5,973,615         9,701,908            95,482,111     (25,367,559)      (52,690,873)
 NET ASSETS:
 Beginning of period            9,701,908                 0                     0     144,436,621       197,127,494
                      ----------------------------------------------------------------------------------------------
 End of period                $15,675,523        $9,701,908           $95,482,111    $119,069,062      $144,436,621
                      ----------------------------------------------------------------------------------------------
                      ----------------------------------------------------------------------------------------------
 Undistributed net
 investment income            $    66,423        $  131,303           $    22,141    $     80,749      $     82,834
                      ----------------------------------------------------------------------------------------------
                      ----------------------------------------------------------------------------------------------

(1) Northstar Research Enhanced Index Fund commenced operations on December 30, 1998.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                     Northstar                         Northstar
                                 High Total Return                 High Total Return
                                      Fund II                            Fund
                          --------------------------------  --------------------------------
                             For the six      For the year     For the six      For the year
                            months ended             ended    months ended             ended
                          April 30, 1999  October 31, 1998  April 30, 1999  October 31, 1998
                                 ------------------------------------------------------------
FROM OPERATIONS:
Net investment income       $ 13,043,291      $ 16,225,997    $ 34,302,421      $ 77,293,831
Net realized gain (loss)
on investments               (12,298,557)          239,074     (38,962,225)       (7,859,695)
Net realized gain on
foreign currency                 169,343           199,374         340,960           353,140
Net change in unrealized
appreciation
(depreciation) of
investments and foreign
currency                      14,289,154       (40,605,250)     66,970,442      (178,347,256)
                                 ------------------------------------------------------------
 Increase (decrease) in
 net assets resulting
 from operations              15,203,231       (23,940,805)     62,651,598      (108,559,980)
FROM DIVIDENDS TO
SHAREHOLDERS:
Net investment income:
 Class A                      (2,150,792)       (2,724,046)     (9,304,952)      (19,771,933)
 Class B                      (8,703,508)      (10,361,927)    (24,924,286)      (51,139,518)
 Class C                      (2,674,951)       (3,578,472)     (3,778,437)       (8,241,961)
Return of capital
 Class A                               0          (184,498)              0                 0
 Class B                               0          (760,637)              0                 0
 Class C                               0          (241,600)              0                 0
 Net realized gain from
 investments                           0                 0               0       (27,484,835)
                                 ------------------------------------------------------------
 Total distributions         (13,529,251)      (17,851,180)    (38,007,675)     (106,638,247)
                                 ------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
Net proceeds from sale
of shares                     46,483,646       288,856,753      73,085,735       111,204,153
Net asset value of
shares issued to
shareholders in
reinvestment of
dividends                      3,900,042         5,327,944      12,753,427        37,990,952
                                 ------------------------------------------------------------
                              50,383,688       294,184,697      85,839,162       149,195,105
Cost of shares redeemed      (53,239,622)      (47,864,975)   (114,529,796)     (182,472,430)
                                 ------------------------------------------------------------
Net increase (decrease)
in net assets derived
from capital share
transactions                  (2,855,934)      246,319,722     (28,690,634)      (33,277,325)
                                 ------------------------------------------------------------
Net increase (decrease)
in net assets                 (1,181,954)      204,527,737      (4,046,711)     (248,475,552)
NET ASSETS:
Beginning of period          263,485,712        58,957,975     641,692,798       890,168,350
                                 ------------------------------------------------------------
End of period               $262,303,758      $263,485,712    $637,646,087      $641,692,798
                                 ------------------------------------------------------------
                                 ------------------------------------------------------------
Undistributed
(overdistributed) net
investment income              ($485,960)     $          0     ($2,197,243)     $  1,508,011
                                 ------------------------------------------------------------
                                 ------------------------------------------------------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                      (This Page Left Blank Intentionally)


--------------------------------------------------------------------------------

NORTHSTAR TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD

                                            Net              Dividends
                                     realized &       Total   declared  Distributions                        Net
           Net Asset                 unrealized        from   from net       declared  Net Asset         Assets,       Ratio of
              Value,           Net  gain (loss)     invest-    invest-       from net     Value,          end of       expenses
 Period    beginning    investment           on        ment       ment       realized        end  Total   period     to average
  ended    of period income (loss)  investments  operations     income           gain  of period return  (000's) net assets (1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Growth + Value Fund, Class A
                                                                  ----------------------------
11/18/96-
10/31/97      $10.00        ($0.05)       $2.20       $2.15         --             --     $12.15  21.50% $34,346           1.84%
10/31/98       12.15         (0.11)       (1.42)      (1.53)        --         ($0.18)     10.44 (12.63)  33,425           1.72
4/30/99        10.44         (0.08)        6.01        5.93         --             --      16.37  56.80   53,319           1.67
                                                                  Growth + Value Fund, Class B
                                                                  ----------------------------
11/18/96-
10/31/97       10.00         (0.08)        2.16        2.08         --             --      12.08  20.80   76,608           2.55
10/31/98       12.08         (0.16)       (1.45)      (1.61)        --          (0.18)     10.29 (13.38) 105,991           2.45
4/30/99        10.29         (0.13)        5.92        5.79         --             --      16.08  56.27  164,300           2.39
                                                                  Growth + Value Fund, Class C
                                                                  ----------------------------
11/18/96-
10/31/97       10.00         (0.08)        2.16        2.08         --             --      12.08  20.80   26,962           2.56
10/30/98       12.08         (0.16)       (1.45)      (1.61)        --          (0.18)     10.29 (13.38)  37,456           2.46
4/30/99        10.29         (0.13)        5.91        5.78         --             --      16.07  56.17   58,269           2.42
                                                               International Value Fund, Class A
                                                               ---------------------------------
3/06/95-
10/31/95        7.64          0.09         0.37        0.46         --             --       8.10   9.39    5,188           1.85
10/31/96        8.10          0.14         0.85        0.99     ($0.04)            --       9.05  12.15   16,777           1.85
10/31/97        9.05         (0.09)        2.30        2.21      (0.14)         (0.22)     10.90  27.59   60,539           1.80
10/31/98       10.90          0.11         0.96        1.07         --          (0.09)     11.88   9.86  211,018           1.74
4/30/99        11.88          0.03         2.87        2.90      (0.10)         (0.67)     14.01  25.75  305,798           1.69
                                                               International Value Fund, Class B
                                                               ---------------------------------
4/17/97-
10/31/97       10.00         (0.02)        0.89        0.87         --             --      10.87   8.70   59,185           2.50
10/31/98       10.87          0.07         0.91        0.98         --          (0.09)     11.76   9.16  145,976           2.47
4/30/99        11.76         (0.01)        2.83        2.82      (0.03)         (0.67)     13.88  25.23  198,985           2.42
                                                               International Value Fund, Class C
                                                               ---------------------------------
3/06/95-
10/31/95        7.61          0.06         0.38        0.44         --             --       8.05   8.89    5,749           2.50
10/31/96        8.05          0.05         0.86        0.91      (0.03)            --       8.93  11.39   14,530           2.50
10/31/97        8.93         (0.06)        2.20        2.14      (0.04)         (0.17)     10.86  25.92   62,103           2.50
10/31/98       10.86          0.06         0.92        0.98         --          (0.09)     11.75   9.07  137,651           2.47
4/30/99        11.75         (0.01)        2.83        2.82      (0.03)         (0.67)     13.87  25.26  206,203           2.42
                                                              Emerging Markets Value Fund, Class A
                                                              ------------------------------------
1/01/98-
10/31/98       10.00          0.12        (2.43)      (2.31)        --             --       7.69 (23.10)   3,815           1.80
4/30/99         7.69          0.07         2.42        2.49      (0.14)            --      10.04  33.00    7,809           2.03
                                                              Emerging Markets Value Fund, Class B
                                                              ------------------------------------
1/01/98-
10/31/99       10.00          0.09        (2.44)      (2.35)        --             --       7.65 (23.50)   3,583           2.50
4/30/99         7.65          0.07         2.38        2.45      (0.10)            --     $10.00  32.46    3,329           2.65
                                                              Emerging Markets Value Fund, Class C
                                                              ------------------------------------
1/01/98-
10/31/98       10.00          0.09        (2.46)      (2.37)        --             --       7.63 (23.70)   2,304           2.50
4/30/99         7.63          0.03         2.41        2.44      (0.11)            --       9.96  32.50    4,538           2.71
                                                             Research Enhanced Index Fund, Class A
                                                             -------------------------------------
12/30/98-
4/30/99        10.00          0.00         0.97        0.97         --             --      10.97   9.70    8,981           1.25
                                                             Research Enhanced Index Fund, Class B
                                                             -------------------------------------
12/30/98-
4/30/99        10.00         (0.01)        0.96        0.95         --             --      10.95   9.50   34,411           1.95
                                                             Research Enhanced Index Fund, Class C
                                                             -------------------------------------
12/30/98-
4/30/99        10.00         (0.01)        0.97        0.96         --             --      10.96   9.60   24,635           1.95
                                                             Research Enhanced Index Fund, Class I
                                                             -------------------------------------
12/30/98-
4/30/99        10.00          0.02         0.96        0.98         --             --      10.98   9.80   27,455           0.95
                 Ratio of    Ratio of net
                  expense      investment
            reimbursement          income
 Period        to average      to average   Portfolio
  ended    net assets (1)  net assets (1)    turnover
--------------------------------------------------------------------------------------------------------------------------------
                      Growth + Value Fund, Class A
                      ----------------------------
11/18/96-
10/31/97             0.02%          (0.94)%       144%
10/31/98               --           (0.92)        162
4/30/99                --           (1.20)         95
                      Growth + Value Fund, Class B
                      ----------------------------
11/18/96-
10/31/97             0.02           (1.68)        144
10/31/98               --           (1.67)        162
4/30/99                --           (1.91)         95
                      Growth + Value Fund, Class C
                      ----------------------------
11/18/96-
10/31/97             0.02           (1.70)        144
10/30/98               --           (1.69)        162
4/30/99                --           (1.94)         95
                      International Value Fund, Class A
                      ---------------------------------
3/06/95-
10/31/95             6.08            1.67           0
10/31/96             0.97            1.52          74
10/31/97             0.27            0.46          26
10/31/98               --            1.62          32
4/30/99                --            0.72          12
                      International Value Fund, Class B
                      ---------------------------------
4/17/97-
10/31/97             0.08           (0.71)         26
10/31/98               --            0.69          32
4/30/99                --           (0.03)         12
                      International Value Fund, Class C
                      ---------------------------------
3/06/95-
10/31/95             6.08            1.13           0
10/31/96             1.21            0.62          74
10/31/97             0.24           (0.23)         26
10/31/98               --            0.68          32
4/30/99                --            0.01          12
                      Emerging Markets Value Fund, Class A
                      ------------------------------------
1/01/98-
10/31/98             2.08            3.38           7
4/30/99              0.43            1.99          16
                      Emerging Markets Value Fund, Class B
                      ------------------------------------
1/01/98-
10/31/99             2.24            2.55           7
4/30/99              0.51            1.07          16
                      Emerging Markets Value Fund, Class C
                      ------------------------------------
1/01/98-
10/31/98             2.37            2.60           7
4/30/99              0.46            1.24          16
                      Research Enhanced Index Fund, Class A
                      -------------------------------------
12/30/98-
4/30/99              0.74            0.18          10
                      Research Enhanced Index Fund, Class B
                      -------------------------------------
12/30/98-
4/30/99              0.76           (0.54)         10
                      Research Enhanced Index Fund, Class C
                      -------------------------------------
12/30/98-
4/30/99              0.74           (0.55)         10
                      Research Enhanced Index Fund, Class I
                      -------------------------------------
12/30/98-
4/30/99              0.47            0.65          10

(1) Annualized

See accompanying notes to financial statements
--------------------------------------------------------------------------------

NORTHSTAR TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD

                                                             [LOGO OF NORTHSTAR]

                                        Net              Dividends
                                 realized &       Total   declared  Distributions                                       Net
           Net Asset             unrealized        from   from net       declared                 Net Asset         Assets,
              Value,        Net gain (loss)     invest-    invest-       from net  Distributions     Value,          end of
 Period    beginning investment          on        ment       ment       realized       declared        end  Total   period
  ended    of period     income investments  operations     income           gain   from capital  of period return  (000's)
---------------------------------------------------------------------------------------------------------------------------
                                                                      Income and Growth Fund, Class A
                                                                      -------------------------------
11/08/93-
10/31/94      $10.00      $0.30      ($0.05)      $0.25     ($0.25)            --             --     $10.00   2.48% $72,223
10/31/95       10.00       0.35        0.84        1.19      (0.33)            --             --      10.86  13.19   76,031
10/31/96       10.86       0.32        1.29        1.61      (0.31)            --             --      12.16  14.48   85,250
10/31/97       12.16       0.38        1.53        1.91      (0.34)        ($1.26)            --      12.47  17.02   53,805
10/31/98       12.47       0.37       (0.22)       0.15      (0.39)         (0.53)            --      11.70   1.12   47,378
4/30/99        11.70       0.08        1.43        1.51      (0.09)         (1.09)            --      12.04  13.72   44,595
                                                                      Income and Growth Fund, Class B
                                                                      -------------------------------
2/09/94-
10/31/94       10.64       0.20       (0.65)      (0.45)     (0.20)            --             --       9.99  (4.20)  37,767
10/31/95        9.99       0.27        0.85        1.12      (0.27)            --             --      10.84  12.31   60,347
10/31/96       10.84       0.24        1.28        1.52      (0.23)            --             --      12.13  13.60   71,123
10/31/97       12.13       0.27        1.55        1.82      (0.25)         (1.26)            --      12.44  15.06   73,829
10/31/98       12.44       0.29       (0.22)       0.07      (0.30)         (0.53)            --      11.68   0.44   22,873
4/30/99        11.68       0.04        1.43        1.47      (0.05)         (1.09)            --      12.01  13.22   49,912
                                                                      Income and Growth Fund, Class C
                                                                      -------------------------------
3/21/94-
10/31/94       10.37       0.20       (0.38)      (0.18)     (0.20)            --             --       9.99  (1.75)   4,823
10/31/95        9.99       0.27        0.85        1.12      (0.28)            --             --      10.83  12.33   53,661
10/31/96       10.83       0.24        1.28        1.52      (0.23)            --             --      12.12  13.68   60,458
10/31/97       12.12       0.28        1.54        1.82      (0.26)         (1.26)            --      12.42  15.04   69,494
10/31/98       12.42       0.31       (0.24)       0.07      (0.30)         (0.53)            --      11.66   0.51   41,186
4/30/99        11.66       0.06        1.40        1.46      (0.04)         (1.09)            --      11.99  13.05   24,562
                                                                    High Total Return Fund II, Class A
                                                                    ----------------------------------
1/31/97-
10/31/97        5.00       0.28        0.53        0.81      (0.28)            --         ($0.04)      5.49  16.53    8,548
10/31/98        5.49       0.50       (0.70)      (0.20)     (0.48)            --          (0.03)      4.78  (4.23)  40,924
4/30/99         4.78       0.24        0.04        0.28      (0.25)            --             --       4.81   6.03   36,122
                                                                    High Total Return Fund II, Class B
                                                                    ----------------------------------
1/31/97-
10/31/97        5.00       0.25        0.53        0.78      (0.25)            --          (0.04)      5.49  15.91   38,076
10/31/99        5.49       0.47       (0.70)      (0.23)     (0.44)            --          (0.03)      4.79  (4.90) 168,859
4/30/99         4.79       0.23        0.04        0.27      (0.24)            --            --        4.82   5.65  175,520
                                                                    High Total Return Fund II, Class C
                                                                    ----------------------------------
1/31/97-
10/31/97        5.00       0.25        0.54        0.79      (0.25)            --          (0.04)      5.50  16.12   12,334
10/31/99        5.50       0.47       (0.71)      (0.24)     (0.44)            --          (0.03)      4.79  (4.90)  53,703
4/30/99         4.79       0.23        0.04        0.27      (0.24)            --             --       4.82   5.64   50,662
                                                                      High Total Return Fund, Class A
                                                                      -------------------------------
11/08/93-
10/31/94        5.00       0.41       (0.60)      (0.19)     (0.40)            --             --       4.41  (4.11)  50,797
10/31/95        4.41       0.48        0.07        0.55      (0.48)            --             --       4.48  13.02   88,552
10/31/96        4.48       0.46        0.32        0.78      (0.48)            --             --       4.78  18.14  167,698
10/31/97        4.78       0.48        0.20        0.68      (0.46)            --             --       5.00  15.03  215,361
10/31/98        5.00       0.46       (1.07)      (0.61)     (0.47)         (0.15)            --       3.77 (13.65) 148,650
4/30/99         3.77       0.22        0.17        0.39      (0.24)            --             --       3.92  10.58  147,852
                                                                      High Total Return Fund, Class B
                                                                      -------------------------------
2/09/94-
10/31/94        5.20       0.33       (0.80)      (0.47)     (0.32)            --             --       4.41  (9.30)  25,880
10/31/95        4.41       0.45        0.06        0.51      (0.45)            --             --       4.47  11.97   96,362
10/31/96        4.47       0.43        0.32        0.75      (0.45)            --             --       4.77  17.08  346,919
10/31/97        4.77       0.44        0.22        0.66      (0.43)            --             --       5.00  14.46  577,351
10/31/98        5.00       0.43       (1.07)      (0.64)     (0.44)         (0.15)            --       3.77 (14.28) 428,903
4/30/99         3.77       0.20        0.16        0.36      (0.22)            --             --       3.91   9.90  423,392
                                                                      High Total Return Fund, Class C
                                                                      -------------------------------
3/21/94-
10/31/94        5.06       0.26       (0.65)      (0.39)     (0.26)            --             --       4.41  (7.21)   2,330
10/31/95        4.41       0.44        0.09        0.53      (0.45)            --             --       4.49  12.44   11,011
10/31/96        4.49       0.43        0.32        0.75      (0.45)            --             --       4.79  17.28   54,382
10/31/97        4.79       0.44        0.22        0.66      (0.43)            --             --       5.02  14.42   97,457
10/31/98        5.02       0.43       (1.08)      (0.65)     (0.44)         (0.15)            --       3.78 (14.41)  64,141
4/30/99         3.78       0.20        0.17        0.37      (0.22)            --             --       3.93  10.16   66,402
                                 Ratio of    Ratio of net
                 Ratio of         expense      investment
                 expenses   reimbursement          income
 Period        to average      to average      to average  Portfolio
  ended    net assets (1)  net assets (1)  net assets (1)   turnover
---------------------------------------------------------------------------------------------------------------------------
                        Income and Growth Fund, Class A
                        -------------------------------
11/08/93-
10/31/94             1.50%           0.47%           3.73%        26%
10/31/95             1.51              --            3.39         91
10/31/96             1.52              --            2.78        147
10/31/97             1.47              --            2.90         56
10/31/98             1.40              --            2.99        102
4/30/99              1.40              --            1.41         73
                        Income and Growth Fund, Class B
                        -------------------------------
2/09/94-
10/31/94             2.20            0.16            3.00         26
10/31/95             2.23              --            2.66         91
10/31/96             2.26              --            2.04        147
10/31/97             2.18              --            2.18         56
10/31/98             2.12              --            2.28        102
4/30/99              2.12              --            0.69         73
                        Income and Growth Fund, Class C
                        -------------------------------
3/21/94-
10/31/94             2.20            0.06            2.87         26
10/31/95             2.22              --            2.67         91
10/31/96             2.20              --            2.10        147
10/31/97             2.15              --            2.21         56
10/31/98             2.09              --            2.32        102
4/30/99              2.12              --            0.71         73
                        High Total Return Fund II, Class A
                        ----------------------------------
1/31/97-
10/31/97             1.26            3.36            5.89        164
10/31/98             1.44            0.01            8.90        150
4/30/99              1.21              --           10.12         69
                        High Total Return Fund II, Class B
                        ----------------------------------
1/31/97-
10/31/97             1.95            0.75            5.20        164
10/31/99             2.17            0.02            8.17        150
4/30/99              1.79              --            9.42         69
                        High Total Return Fund II, Class C
                        ----------------------------------
1/31/97-
10/31/97             1.95            0.78            5.17        164
10/31/99             2.17            0.01            8.16        150
4/30/99              1.81              --            9.40         69
                        High Total Return Fund, Class A
                        -------------------------------
11/08/93-
10/31/94             1.50            0.99           10.09        163
10/31/95             1.55              --           10.90        145
10/31/96             1.52              --            9.86        158
10/31/97             1.42              --            9.88        183
10/31/98             1.30              --            9.93        123
4/30/99              1.32              --           11.18         36
                        High Total Return Fund, Class B
                        -------------------------------
2/09/94-
10/31/94             2.20            0.20            9.72        163
10/31/95             2.25              --           10.20        145
10/31/96             2.23              --            9.14        158
10/31/97             2.12              --            9.18        183
10/31/98             2.02              --            9.20        123
4/30/99              2.04              --           10.46         36
                        High Total Return Fund, Class C
                        -------------------------------
3/21/94-
10/31/94             2.20            0.11            9.46        163
10/31/95             2.27              --           10.18        145
10/31/96             2.23              --            9.14        158
10/31/97             2.13              --            9.18        183
10/31/98             2.03              --            9.19        123
4/30/99              2.04              --           10.46         36

(1) Annualized

See accompanying notes to financial statements
--------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)


Note 1. Organization and Significant Accounting Policies

  Organization -- The Northstar Trust (the "Trust"), a business trust, was or-ganized under the laws of the Commonwealth of Massachusetts and registered un-der the Investment Company Act of 1940 as a diversified open-end management investment company. The names of each of the seven investment series (collec-tively the "Funds") which comprise the Trust and their respective investment objectives are set forth below.

  Northstar Growth + Value Fund, ("Growth + Value Fund") is a diversified portfolio with the investment objective of capital appreciation by investing in equity securities. The Fund seeks to achieve its objective through invest-ments in companies the portfolio manager identifies as either growth or value through quantitative analysis.

  Northstar International Value Fund, ("International Value Fund") is a diver-sified portfolio with the investment objective of long-term capital apprecia-tion. The Fund invests primarily in foreign companies with a market valuation of greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers apply the technique of "value investing".

  Northstar Emerging Markets Value Fund, ("Emerging Markets Value Fund") is a diversified portfolio with the investment objective of long-term capital ap-preciation. The Fund invests primarily in foreign companies located in coun-tries with emerging markets. Portfolio managers apply the technique of "value investing".

  Northstar Research Enhanced Index Fund, ("Research Enhanced Index Fund") is a diversified portfolio with the investment objective of capital appreciation. The Fund seeks to achieve its objective by owning a large number of stocks within the S&P 500 with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other data characteristics of the S&P 500.

  Northstar Income and Growth Fund, ("Income and Growth Fund") is a diversi-fied portfolio with the investment objective of current income balanced with capital appreciation. The Fund seeks to achieve its objective through invest-ments in a diversified group of securities selected for their prospects of providing both current income and long-term growth of capital.

  Northstar High Total Return Fund II, ("High Total Return Fund II") is a di-versified portfolio with the investment objective of high income and capital appreciation. The Fund invests primarily in a diversified group of fixed in-come securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and se-curities issued by foreign governments and companies.

  Northstar High Total Return Fund, ("High Total Return Fund") is a diversi-fied portfolio with the investment objective of high income and capital appre-ciation. The Fund invests primarily in a diversified group of fixed income se-curities which are selected for high current income and the potential for cap-ital growth, including lower-rated fixed income securities, convertible secu-rities, securities issued by U.S. companies in foreign currencies, and securi-ties issued by foreign governments and companies.

  Security Valuation -- Equity securities are valued at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Secu-rities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.
-------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                            [LOGO OF NORTHSTAR]


  Security Transactions, Investment Income, Expenses-- Security transactions are recorded on the trade date. Realized gains or losses on sales of invest-ments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are ac-creted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

  Distributions to Shareholders -- Dividends from net investment income are declared and paid monthly by the High Total Return Fund II and High Total Re-turn Fund, and declared and paid quarterly by the Income and Growth Fund, and declared and paid annually by the Growth + Value Fund, International Value Fund, Emerging Markets Value Fund, and Research Enhanced Index Fund. Distribu-tions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

  Foreign Currency -- The Funds isolate that portion of the results of opera-tions resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

  Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on in-vestment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends re-corded and the amounts actually received. Net change in unrealized apprecia-tion (depreciation) of investment and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fis-cal year end, resulting from changes in the exchange rate.

  Foreign Currency Forward Contracts -- The Funds may enter into foreign cur-rency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or de-liver a fixed quantity of foreign currency for an agreed-upon price on a agreed future date. These contracts are valued daily and the Funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of en-try into the contracts and the forward rates at the reporting date, is in-cluded in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instru-ments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inabil-ity of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

  Options -- The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to re-flect the current market value of the option. If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.

  For written options, the Fund's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3)
the Fund enters into a closing transaction. If the option is held until expi-ration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in deter-mining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transac-tion, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including broker-
-------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

age commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Futures contracts -- The Funds may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

  Initial margin deposits made upon entering into futures contracts are recog-nized as assets due from the broker (the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

  Variation margin payments are received or made by the Funds each day, depend-ing upon the daily fluctuations in the fair value of the underlying instrument. The Funds recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

  Should market conditions move unexpectedly, the Funds may not achieve the an-ticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  Repurchase Agreements -- The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy pro-ceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

  Federal Income Taxes -- The Trust intends to comply with the special provi-sions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

  Management's Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of in-come and expenses during the reporting period. Actual results could differ from those estimates.

  Organization Costs -- Costs incurred by the Trust in connection with its or-ganization of each Fund have been deferred and are being amortized over a pe-riod of five years from the date the Funds commenced operations.

Note 2. Investment Adviser, Administrator and Distributor

  Northstar, Inc. (and its wholly-owned operating subsidiaries, Northstar In-vestment Management Corp., Northstar Distributors, Inc. and Northstar Adminis-trator Corp.) is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. Northstar Investment Management Corp. (the "Adviser") serves as each Fund's investment adviser. The Growth + Value Fund, International Value Fund, and Emerging Markets Value Fund pay the Adviser an investment advisory fee cal-culated at an annual rate of 1.00% of average daily net assets. The Research Enhanced Index Fund pays the Adviser an investment advisory fee calculated at an annual rate of 0.70% of average daily net assets. The Income and Growth Fund and High Total Return Fund pay the Adviser an investment advisory fee calcu-lated at an annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets, 0.60% on the next $250,000,000 of such as-sets, and 0.55% on the assets of each Fund in excess of $1 billion. The High Total Return Fund II pays the Adviser an investment advisory fee calculated at an annual rate of 0.75% of
--------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                            [LOGO OF NORTHSTAR]

average daily net assets. For the period ended April 30, 1999, the Adviser earned $7,955,078 in investment advisory fees. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth + Value Fund pursuant to a Subadvisory Agreement dated July 31, 1996 and amended and restated on July 1, 1998, between the Adviser and Navellier. For its services, Navellier receives from the Adviser, a fee equal to 0.50% of the average daily net assets of the Fund. For the period ended April 30, 1999, Navellier received $573,567 in subadvisory fees from the Adviser. Brandes In-vestment Partners, L.P. ("Brandes"), a registered investment adviser, serves as subadviser to the International Value Fund and Emerging Markets Value Fund pursuant to Subadvisory Agreements dated January 23, 1997 and November 8, 1997, respectively, between the Adviser and Brandes. For its services, Brandes receives from the Adviser an annual fee equal to 50% of the management fee that each of the Funds it subadvises pays the Adviser (currently 0.50% of the average daily net assets of each Fund). For the period December 1, 1998 through February 28, 1999, Brandes agreed to waive the subadvisory fee on the Emerging Markets Value Fund. For the period ended April 30, 1999, Brandes re-ceived $1,418,061 and $14,930 in subadvisory fees from the Adviser for the In-ternational Value Fund and Emerging Markets Value Fund, respectively. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a registered investment ad-viser, serves as subadviser to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement dated December 21, 1998 between the Adviser and J.P. Morgan. For its services, J.P. Morgan receives from the Adviser, a fee equal to 0.20% of the average daily net assets of the Fund. For the period ended April 30, 1999, J.P. Morgan received $32,094 in subadvisory fees from the Ad-viser. The Adviser voluntarily undertook to limit the expenses of the Emerging Markets Value Fund to 1.80% (Class A) and 2.50% (Class B and C) of each re-spective class's average net assets from inception through February 28, 1999. The Adviser has voluntarily undertaken to limit the expenses of the Research Enhanced Index Fund to 1.25% (Class A), 1.95% (Class B and C), and 0.95% (Class I) of each respective class's average net assets. The Adviser will re-imburse the Funds for amounts in excess of such limits. As of April 30, 1999, the Adviser's reimbursements totaled $25,059 and $96,762 for the Emerging Mar-kets Value Fund and Research Enhanced Index Fund, respectively.

  Northstar Administrators Corp. (the "Administrator"), an affiliate of the Adviser, serves as each Fund's administrator. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the period ended April 30, 1999, the Administrator earned $1,241,297 in administrative and account servicing fees.

  Northstar Distributors, Inc. (the "Distributor"), an affiliate of the Ad-viser and the Administrator, is the distributor of each Fund's shares. Under separate Distribution Plans pertaining to Class A, B, and C shares, the Trust pays the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, B and C shares and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and C shares. Class I shares do not pay distribution or service fees. As of April 30, 1999, the Trust owed the Distributor $1,330,226 in service and distribu-tion fees.

  The Distributor also receives the proceeds of initial sales charges paid by shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, B and C shares. For the period ended April 30, 1999, the Distributor earned the fol-lowing amounts in sales charges:

                                   Class A   Class B   Class C
                                    Shares    Shares    Shares
                                   -------- ---------- --------
Initial sales charges              $189,010        n/a      n/a
Contingent deferred sales charges  $150,038 $3,042,636 $126,613

-------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)


Note 3. Futures Contracts

  On April 30, 1999, the Research Enhanced Index Fund had $125,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open future contracts.

  Open futures contracts at April 30, 1999, were as follows:

                    Number of                                                 Unrealized
  Contract          Contracts           Month           Commitment           Depreciation
  --------          ---------           -----           ----------           ------------
S&P 500 Index            9              June               Buy                 ($9,460)

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales of investments (ex-cluding short-term investments) for the period ended April 30, 1999, were as follows:

                                                            Research
                                                 Emerging   Enhanced
                       Growth +   International   Market      Index      Income &     High Total    High Total
                      Value Fund   Value Fund   Value Fund    Fund     Growth Fund  Return Fund II Return Fund
                     ------------ ------------- ---------- ----------- ------------ -------------- ------------
Aggregate purchases  $204,452,102 $140,035,932  $3,566,420 $87,066,760 $ 93,081,866  $195,348,122  $214,878,533
Aggregate sales      $220,597,908 $ 68,126,855  $1,696,248 $ 4,836,988 $131,581,314  $172,001,233  $254,102,643

  U.S. Government Securities included above were as follows:

                                              Emerging Research
                                              Markets  Enhanced             High Total
                      Growth +  International  Value    Index    Income &     Return   High Total
                     Value Fund  Value Fund     Fund     Fund   Growth Fund  Fund II   Return Fund
                     ---------- ------------- -------- -------- ----------- ---------- -----------
Aggregate purchases     $ 0          $ 0        $ 0    $815,057 $         0    $ 0         $ 0
Aggregate sales         $ 0          $ 0        $ 0    $ 28,781 $10,333,640    $ 0         $ 0

Note 5. Portfolio Securities (Tax Basis)

  The cost of securities for federal income tax purposes and the aggregate unrealized appreciation and depreciation of securities at April 30, 1999 were as follows:

                                                      Emerging     Research
                                                       Markets     Enhanced                   High Total
                          Growth +    International     Value        Index       Income &       Return      High Total
                         Value Fund    Value Fund       Fund         Fund      Growth Fund     Fund II      Return Fund
                        ------------  -------------  -----------  -----------  ------------  ------------  -------------
Cost (tax basis)        $187,760,483  $581,310,205   $13,432,550  $82,420,890  $105,367,190  $274,857,186  $ 691,823,802
Appreciated securities    72,692,718   122,731,000     2,782,347    6,447,909    17,190,492     9,256,169     68,478,848
Depreciated securities    (4,444,915)  (22,809,207)   (1,469,572)  (1,521,038)   (1,890,088)  (35,515,842)  (161,366,532)
                        ------------  ------------   -----------  -----------  ------------  ------------  -------------
Net Unrealized
 Appreciation
 (Depreciation)         $ 68,247,803  $ 99,921,793   $ 1,312,775  $ 4,926,871  $ 15,300,404  $(26,259,673) $ (92,887,684)
                        ------------  ------------   -----------  -----------  ------------  ------------  -------------

--------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                             [LOGO OF NORTHSTAR]


Note 6. Capital Share Transactions

Transactions in capital shares of each Fund for the period ended April 30, 1999, were as follows:

                                             Northstar Growth + Value Fund
                       ------------------------------------------------------------------------------
                                Class A                    Class B                   Class C
                       --------------------------  ------------------------  ------------------------
                         Shares        Amount        Shares       Amount       Shares       Amount
                       -----------  -------------  ----------  ------------  ----------  ------------
Shares sold              6,324,463  $  85,581,521   1,514,587  $ 20,844,398     939,352  $ 12,994,774
Reinvested dividends             0              0           0             0           0             0
Shares redeemed         (6,267,831)   (85,387,061)  1,593,845   (21,163,243)   (953,497)  (12,718,479)
                       -----------  -------------  ----------  ------------  ----------  ------------
Net increase/decrease       56,632  $     194,460     (79,258) $   (318,845)    (14,145) $    276,295
                       -----------  -------------  ----------  ------------  ----------  ------------
                                          Northstar International Value Fund
                       ------------------------------------------------------------------------------
                                Class A                    Class B                   Class C
                       --------------------------  ------------------------  ------------------------
                         Shares        Amount        Shares       Amount       Shares       Amount
                       -----------  -------------  ----------  ------------  ----------  ------------
Shares sold             18,985,988  $ 228,934,006   2,804,932  $ 33,723,555   4,398,555  $ 53,114,586
Reinvested dividends     1,109,611     12,973,570     511,640     5,913,105     504,584     5,826,244
Shares redeemed        (16,023,327)  (193,574,804) (1,393,362)  (16,816,624) (1,746,034)  (21,175,690)
                       -----------  -------------  ----------  ------------  ----------  ------------
Net increase             4,072,272  $  48,332,772   1,923,210  $ 22,820,036   3,157,105  $ 37,765,140
                       -----------  -------------  ----------  ------------  ----------  ------------
                                         Northstar Emerging Markets Value Fund
                       ------------------------------------------------------------------------------
                                Class A                    Class B                   Class C
                       --------------------------  ------------------------  ------------------------
                         Shares        Amount        Shares       Amount       Shares       Amount
                       -----------  -------------  ----------  ------------  ----------  ------------
Shares sold                417,519  $   3,233,209      44,265  $    368,540     179,156  $  1,420,754
Reinvested dividends         4,477         33,577       4,574        34,258       4,475        33,379
Shares redeemed           (140,092)    (1,127,140)   (184,336)   (1,464,645)    (30,078)     (248,685)
                       -----------  -------------  ----------  ------------  ----------  ------------
Net increase/decrease      281,904  $   2,139,646    (135,497) $ (1,061,847)    153,553  $  1,205,448
                       -----------  -------------  ----------  ------------  ----------  ------------

                                             Northstar Research Enhanced Index Fund
                      ------------------------------------------------------------------------------------------
                           Class A                Class B                 Class C                 Class I
                      -------------------  ----------------------  ----------------------  ---------------------
                      Shares     Amount     Shares      Amount      Shares      Amount      Shares     Amount
                      -------  ----------  ---------  -----------  ---------  -----------  --------- -----------
Shares sold           828,198  $8,689,531  3,167,408  $33,144,785  2,305,935  $24,260,529  2,500,010 $25,000,100
Reinvested dividends        0           0          0            0          0            0          0           0
Shares redeemed        (9,600)   (102,577)   (25,564)    (266,715)   (57,279)    (602,600)         0           0
                      -------  ----------  ---------  -----------  ---------  -----------  --------- -----------
Net increase          818,598  $8,586,954  3,141,844  $32,878,070  2,248,656  $23,657,929  2,500,010 $25,000,100
                      -------  ----------  ---------  -----------  ---------  -----------  --------- -----------

                                         Northstar Income and Growth Fund
                      ----------------------------------------------------------------------------
                              Class A                   Class B                   Class C
                      ------------------------  ------------------------  ------------------------
                        Shares       Amount       Shares       Amount       Shares       Amount
                      ----------  ------------  ----------  ------------  ----------  ------------
Shares sold              304,261  $  3,551,815     281,904  $  3,261,558      31,746  $    329,826
Reinvested dividends     378,993     4,274,253     287,530     3,238,678     290,045     3,263,578
Shares redeemed       (1,028,247)  (11,940,181) (1,199,768)  (14,049,420) (1,804,314)  (21,087,718)
                      ----------  ------------  ----------  ------------  ----------  ------------
Net decrease            (344,993) $ (4,114,113)   (630,334) $ (7,549,184) (1,482,523) $(17,494,314)
                      ----------  ------------  ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

                                         Northstar High Total Return Fund II
                       -----------------------------------------------------------------------------
                               Class A                   Class B                    Class C
                       ------------------------  -------------------------  ------------------------
                         Shares       Amount       Shares        Amount       Shares       Amount
                       ----------  ------------  -----------  ------------  ----------  ------------
Shares sold             1,595,143  $  7,755,904    5,483,518  $ 26,733,376   2,465,683  $ 11,994,366
Reinvested dividends      147,525       713,262      472,343     2,283,508     186,377       903,272
Shares redeemed        (2,795,319)  (13,561,166)  (4,800,557)  (23,320,270) (3,353,876)  (16,358,186)
                       ----------  ------------  -----------  ------------  ----------  ------------
Net increase/decrease  (1,052,651) $ (5,092,000)   1,155,304  $  5,696,614    (701,816) $ (3,460,548)
                       ----------  ------------  -----------  ------------  ----------  ------------
                                           Northstar High Total Return Fund
                       -----------------------------------------------------------------------------
                               Class A                   Class B                    Class C
                       ------------------------  -------------------------  ------------------------
                         Shares       Amount       Shares        Amount       Shares       Amount
                       ----------  ------------  -----------  ------------  ----------  ------------
Shares sold             5,117,751  $ 19,769,406    9,989,521  $ 38,703,508   3,758,356  $ 14,612,821
Reinvested dividends    1,088,072     4,178,227    1,903,999     7,307,501     328,848     1,267,699
Shares redeemed        (7,890,361)  (30,481,086) (17,554,596)  (67,932,107) (4,150,797)  (16,116,603)
                       ----------  ------------  -----------  ------------  ----------  ------------
Net decrease           (1,684,538) $ (6,533,453)  (5,661,076) $(21,921,098)    (63,593) $   (236,083)
                       ----------  ------------  -----------  ------------  ----------  ------------

  Transactions in capital shares of each class of shares of each Fund for the period ended October 31, 1998, were as follows:

                                            Northstar Growth + Value Fund
                      ------------------------------------------------------------------------------
                               Class A                    Class B                   Class C
                      --------------------------  ------------------------  ------------------------
                        Shares        Amount        Shares       Amount       Shares       Amount
                      -----------  -------------  ----------  ------------  ----------  ------------
Shares sold             4,527,627  $  52,348,896   5,430,943  $ 62,929,378   2,339,701  $ 27,238,788
Reinvested dividends       35,555        384,794      62,402       668,329      20,745       220,956
Shares redeemed        (4,188,964)   (47,906,940) (1,536,021)  (17,178,931)   (952,396)  (10,641,186)
                      -----------  -------------  ----------  ------------  ----------  ------------
Net increase              374,218  $   4,826,750   3,957,324  $ 46,418,776   1,408,050  $ 16,818,558
                      -----------  -------------  ----------  ------------  ----------  ------------
                                         Northstar International Value Fund
                      ------------------------------------------------------------------------------
                               Class A                    Class B                   Class C
                      --------------------------  ------------------------  ------------------------
                        Shares        Amount        Shares       Amount       Shares       Amount
                      -----------  -------------  ----------  ------------  ----------  ------------
Shares sold            23,471,551  $ 278,306,972   8,027,215  $ 96,730,318   8,950,805  $107,622,818
Reinvested dividends       36,151        393,327      31,621       342,751      35,060       379,702
Shares redeemed       (11,301,948)  (128,653,076) (1,093,303)  (12,477,274) (2,992,118)  (34,661,823)
                      -----------  -------------  ----------  ------------  ----------  ------------
Net increase           12,205,754  $ 150,047,223   6,965,533  $ 84,595,795   5,993,747  $ 73,340,697
                      -----------  -------------  ----------  ------------  ----------  ------------
                                        Northstar Emerging Markets Value Fund
                      ------------------------------------------------------------------------------
                               Class A                    Class B                   Class C
                      --------------------------  ------------------------  ------------------------
                        Shares        Amount        Shares       Amount       Shares       Amount
                      -----------  -------------  ----------  ------------  ----------  ------------
Shares sold               586,703  $   5,310,769     487,684  $  4,541,148     348,558  $  3,187,450
Reinvested dividends            0              0           0             0           0             0
Shares redeemed           (90,645)      (709,667)    (19,286)     (143,736)    (46,689)     (316,892)
                      -----------  -------------  ----------  ------------  ----------  ------------
Net increase              496,058  $   4,601,102     468,398  $  4,397,412     301,869  $  2,870,558
                      -----------  -------------  ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------

NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                            [LOGO OF NORTHSTAR]


                                          Northstar Income and Growth Fund
                      ------------------------------------------------------------------------------
                              Class A                    Class B                    Class C
                      -------------------------  -------------------------  ------------------------
                        Shares        Amount       Shares        Amount       Shares       Amount
                      -----------  ------------  -----------  ------------  ----------  ------------
Shares sold             1,460,784  $ 17,299,976      385,541  $  4,710,280     143,591  $  1,782,953
Reinvested dividends      286,311     3,468,930      250,270     3,026,653     364,493     4,406,758
Shares redeemed        (2,013,738)  (24,214,525)  (1,788,219)  (21,794,555) (2,573,208)  (30,443,545)
                      -----------  ------------  -----------  ------------  ----------  ------------
Net decrease             (266,643) $ (3,445,619)  (1,152,408) $(14,057,622) (2,065,124) $(24,253,834)
                      -----------  ------------  -----------  ------------  ----------  ------------
                                         Northstar High Total Return Fund II
                      ------------------------------------------------------------------------------
                              Class A                    Class B                    Class C
                      -------------------------  -------------------------  ------------------------
                        Shares        Amount       Shares        Amount       Shares       Amount
                      -----------  ------------  -----------  ------------  ----------  ------------
Shares sold             9,464,888  $ 52,213,452   30,726,099  $169,510,680  12,093,890  $ 67,132,621
Reinvested dividends      195,435     1,047,749      533,502     2,853,263     265,028     1,426,932
Shares redeemed        (2,663,248)  (14,330,427)  (2,921,191)  (15,435,403) (3,399,441)  (18,099,145)
                      -----------  ------------  -----------  ------------  ----------  ------------
Net increase            6,997,075  $ 38,930,774   28,338,410  $156,928,540   8,959,477  $ 50,460,408
                      -----------  ------------  -----------  ------------  ----------  ------------
                                          Northstar High Total Return Fund
                      ------------------------------------------------------------------------------
                              Class A                    Class B                    Class C
                      -------------------------  -------------------------  ------------------------
                        Shares        Amount       Shares        Amount       Shares       Amount
                      -----------  ------------  -----------  ------------  ----------  ------------
Shares sold             7,307,502  $ 33,700,237   13,631,735  $ 63,015,584   3,164,086  $ 14,488,332
Reinvested dividends    2,832,172    13,014,409    4,666,940    21,417,535     773,187     3,559,008
Shares redeemed       (13,775,835)  (63,140,734) (19,998,694)  (90,185,269) (6,407,467)  (29,146,427)
                      -----------  ------------  -----------  ------------  ----------  ------------
Net decrease           (3,636,161) $(16,426,088)  (1,700,019) $ (5,752,150) (2,470,194) $(11,099,087)
                      -----------  ------------  -----------  ------------  ----------  ------------

Note 7. Credit Risk and Defaulted Securities

  Although each Fund is a diversified portfolio, the High Total Return Fund II and High Total Return Fund had 89.65% and 75.90%, respectively, of their port-folios invested in lower-rated and comparable quality unrated high-yield secu-rities. Investments in higher-yield securities are accompanied by a greater degree of credit risk and such lower-rated securities tend to be more sensi-tive to economic conditions than higher-rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 1999, the High Total Return Fund II held Favorite Brands, Forman Petroleum, Geneva Steel, NSM Steel, TransAmerican Refining, Willcox & Gibbs, Wireless One, de-faulted securities, and International Wireless, a bankrupt security. The ag-gregate value for these securities is $7,277,740. At April 30, 1999 the High Total Return Fund held Forman Petroleum, Geneva Steel, NSM Steel, TransAmeri-can Refining, Willcox & Gibbs, Wireless One, defaulted securities, Interna-tional Wireless and SA Telecom, bankrupt securities. The aggregate value for these securities is $20,483,260.

  For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

Note 8. Security Loans

  Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade secu-rities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The
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NORTHSTAR TRUST
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

Fund receives compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Fund also continues to earn income on the securities loaned. At April 30, 1999, no Fund had any securities on loan.

Note 9. Federal Income Tax--Capital Loss Carryforward

  At October 31, 1998, the Growth + Value Fund, Emerging Markets Value Fund, and High Total Return Fund had capital loss carryforwards of $26,282,878, $114,095, and $6,107,124, respectively, expiring October 31, 2006.

Note 10. Letter of Credit

  The Northstar Trust, Northstar Equity Trust, Northstar Galaxy Trust, and Northstar Funds (collectively the "Funds") have entered into an unsecured com-mitted revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The pro-ceeds may be used only to (1) temporarily finance the purchase and sale of se-curities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in ar-rears. During the period ended April, 30, 1999, the Funds did not have any loans outstanding.
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68
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                              [LOGO OF NORTHSTAR]

                                   NORTHSTAR
                                     TRUST